Exhibit 10.1

Portions of this exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Agreement Number 20000308.10.C

Purchase Order Number 74141

AT&T Corp.	ACT Teleconferencing Services, Inc.
150 Mount Airy Rd.	1526 Cole Blvd., Suite 300
Basking Ridge, NJ 07920	Golden, CO 80401

AT&T Corp. (“Company”) agrees to purchase and ACT Teleconferencing Services, Inc. (“Supplier”) agrees to sell in accordance with the terms and conditions stated in this Agreement and any attachments to this Agreement.

SECTION ONE

COMPENSATION – The charges and/or fees charged by Supplier for the Work and Services shall be provided to Company on a transactional basis in accordance with Attachment B, “Pricing”. All charges and/or fees as designated in Attachment B shall be the maximum amount charged for the corresponding service. At Supplier’s option, Supplier may decrease the charges and/or fees for the Services to be provided under this Agreement to a rate less than that as designated in Attachment B.

STATEMENT OF WORK – Supplier shall perform all services under this Agreement as set forth in Attachment A, attached to and made a part of this Agreement (the “work” or “services”) to the extent that it (a) describes the work to be performed, and (b) identifies any applicable schedules. Any other matters addressed in the attached proposal are not made part of this Agreement and are excluded from the understanding between the parties. Any conflict between the attached proposal and this Agreement will be resolved in favor of the Agreement.

PERIOD OF PERFORMANCE – This Agreement will become effective on April 1, 2000 and continue in effect for one year, thus terminating on March 31, 2001.

TERMS OF PAYMENT – [***].

DEFINITIONS –

“Information” shall mean all information whether written or oral or in any other form including, but not limited to documentation, specifications, reports, data notes, drawings, models, patterns, samples, software, computer outputs, designs, circuit diagrams, inventions (whether patentable or not) and know-how obtained from either party in connection with the performance of the Agreement, and all information in relation to either Party, their subsidiaries or associated companies, business or business practices, which comes to Parties’ knowledge during the period of this Agreement, including but not limited to the existence of this Agreement and any provisions of this Agreement.

“Intellectual Property” shall mean any patent, trade secret, copyright, know-how, network designs, system designs and platform development or other intellectual property provided or developed pursuant to this Agreement.

“Intellectual Property Rights” shall mean patents, utility models, design patents, registered designs, copyright of any kind, semi-conductor topography rights, design rights and any rights of a similar nature in any country of the world, including rights in trade secrets and confidential information where such rights arise and includes applications therefor but excludes trademarks.

“Project” shall mean any or all of the design, development, hardware, software, documentation and training to be supplied to Company by Supplier hereunder in order to provide the Deliverables.

SECTION TWO

ASSIGNMENT AND SUBCONTRACTING – Supplier shall not assign any right or interest under this Agreement (excepting monies due or to become due) or delegate or subcontract any Work or other obligation to be performed or owed under this Agreement without the prior written consent of Company. Any assignment, delegation or subcontracting without such consent shall be void. Any assignment of monies shall be void if (1) Supplier shall not have given Company at least thirty (30) days prior written notice of such assignment or (2) such assignment imposes upon Company obligations to the assignee in addition to the payment of such monies, or precludes Company from dealing solely and directly with Supplier in all matters pertaining to this Agreement including amendments or settlements of charges. All Work performed by Supplier’s subcontractor(s) at any tier shall be deemed Work performed by Supplier.

ASSIGNMENT BY COMPANY – Company shall have the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement either in whole or in part (an “Assignment”), including, but not limited to, software licenses and other grants of intellectual property rights, at any time and without Supplier’s consent, to (i) any present or future affiliate of Company

(including any subsidiary or affiliated entity thereof), (ii) any unaffiliated new entities that may be formed by Company pursuant to a corporate reorganization, including any subsidiary or affiliated entity thereof; or (iii) any third party which by purchase, lease, outsourcing agreement or otherwise, assumes the operation, administration and/or management of any substantial portion of the business of Company affected by this Agreement. Company shall give Supplier written notice of any Assignment, including (i) the effective date of the Assignment (“Effective Date”), and (ii) the entity or entities receiving rights and/or assuming obligations under the Agreement (“Entities”). Upon the Effective Date and to the extent of the Assignment, Company shall be released and discharged from all further duties under this Agreement, except non-disputed monies owed as to materials, services, or intellectual property rights transferred to assignee, ordered from or provided by Supplier prior to, on or after the Effective Date. Notwithstanding that an Assignment has been made, Company, at its sole option, shall continue to have the right to purchase, lease, or license material or services under this Agreement as if an Assignment had not been made. If this Agreement includes a commitment to purchase a stated or determinable quantity of goods, services or rights, or prices that vary based on the quantities purchased, the aggregate of purchases by the Entities under this Agreement will be included in determining the quantity.

CHANGES – Company may at any time during the progress of the Work require additions, deletions or alterations (all hereinafter referred to as a “Change”) to the Work. Within [***] after a request for a Change, Supplier shall submit a proposal to Company which includes any changes in Supplier’s costs or in the delivery or Work schedule necessitated by the Change. Company shall within [***] either (i) accept the proposal with a written amendment directing Supplier to perform the Change or (ii) advise Supplier not to perform the Change in which event Supplier shall proceed with the original Work. No such Change shall be considered nor shall Supplier be entitled to any compensation for work done pursuant to or in contemplation of a Change, unless made pursuant to a written amendment or Change Order issued by Company.

COMPANY’S EQUIPMENT – Unless otherwise specifically provided in this Agreement, Supplier shall provide all labor and equipment for performance of this Agreement. Should Supplier actually use any equipment owned or rented by Company or its customer, Supplier acknowledges that Supplier accepts the equipment “as is, where is,” that neither Company nor its customer have any responsibility for its condition or state of repair and that Supplier shall have risk of loss an damage to it. Supplier agrees not to remove the equipment from Company’s or its customer’s premises and to return it to Company or its customer upon completion of use, or at such earlier time as Company or its customer may request, in the same condition as when received by Supplier, reasonable wear and tear excepted.

COMPLIANCE WITH LAWS – Supplier and all persons furnished by Supplier shall comply at their own expense with all applicable federal, state, local and foreign laws, ordinances, regulations and codes, including the identification and procurement of required permits, certificates, licenses, insurance, approvals and inspections in performance of this Agreement.

ENTIRE AGREEMENT This Agreement shall incorporate the typed or written provisions on Company’s order issued pursuant to this Agreement and shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and the order(s) and shall not be changed, modified or rescinded, except by a writing signed by Supplier and Company. Printed provisions on the reverse side of Company’s orders (except as specified otherwise in this Agreement) and all provisions on Supplier’s forms shall be deemed deleted. Estimates or forecasts furnished by Company shall not constitute commitments. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement. The term “Work” as used in this Agreement may also be referred to as “Services.”

FORCE MAJEURE – Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or nonperforming party or its subcontractors (“force majeure conditions”). Notwithstanding the foregoing, Supplier’s liability for loss or damage to Company’s material in Supplier’s possession or control shall not be modified by this clause. If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other party, stating the nature of the force majeure condition and any action being taken to avoid or minimize its effect. The party affected by the other’s delay or inability to perform may elect to: (1) suspend this Agreement or an order for the duration of the force majeure condition and (i) at its option buy, sell, obtain or furnish elsewhere material or services to be bought, sold, obtained or furnished under this Agreement or an order (unless such sale or furnishing is prohibited under this Agreement) and deduct from any commitment the quantity bought, sold, obtained or furnished or for which commitments have been made elsewhere and (ii) once the force majeure condition ceases, resume performance under this Agreement or an order with an option in the affected party to extend the period of this Agreement or order up to the length of time the force majeure condition endured and/or (2) when the delay or nonperformance continues for a period of at least [***], this Agreement or an order or the part of it relating to material not already shipped, or services not already performed. Unless written notice is given within [***] after the affected party is notified of the force majeure condition, (1) shall be deemed selected.

GOVERNING LAW – This Agreement shall be governed by the laws of the State of New Jersey, excluding application of its conflict of laws provisions. The parties agree that the provisions of the New Jersey Uniform Commercial Code apply to this Agreement and all transactions under it, including agreements and transactions relating to the furnishing of services, the lease or rental of equipment or material, and the license of software. Supplier agrees to submit to the jurisdiction of any court wherein an action is commenced against Company based on a claim for which Supplier has agreed to indemnify Company under this Agreement.

GOVERNMENT CONTRACT PROVISIONS – The following provisions regarding equal opportunity, and all applicable laws, rules, regulations and executive orders specifically related thereto, including applicable provisions and clauses from the Federal Acquisition Regulation and all supplements thereto are incorporated in this Agreement as they apply to work performed under specific U.S. Government contracts: 41 CFR Part 60-1, Obligations of Contractors and Subcontractors, Sections: 41 CFR 60-1.4, Equal Opportunity Clause; 41 CFR 60-1.7, Reports and Other Required Information; 41 CFR 60-1.8, Segregated Facilities; 41 CFR Part 60-250, Affirmative Action and Nondiscrimination Obligations of Contractors and Subcontractors Regarding Special Disabled Veterans and Veterans of the Vietnam Era, Section 41 CFR 60-250.4, Coverage and Waivers (for contracts and subcontracts of $10,000 or more); and, from 41 CFR Part 60-741, Affirmative Action and Nondiscrimination Obligations of Contractors and Subcontractors Regarding Individuals with Disabilities, Section 41 CFR 60-741.4, Coverage and Waivers (for contracts and subcontracts in excess of $10,000), wherein the terms “contractor” and “subcontractor” shall mean “Supplier”. In addition, orders placed under this Agreement containing a notation that the material or services are intended for use under Government contracts shall be subject to such other Government provisions printed, typed or written thereon, or on the reverse side thereof, or in the attachments thereto.

IDENTIFICATION – Supplier shall not without Company’s prior written consent: (a) disclose to any third party the contents and/or the facts of this Agreement; or (b) engage in any advertising, promotion or publicity related to this Agreement; or (c) make public use of Company’s, trade name, trademark, service mark, insignia, symbol, logo, or other designation of AT&T Corp., or its affiliates.

IMPLEADER – Supplier shall not implead or bring an action against Company or its customers or the employees of either based on any claim by any person for personal injury or death to an employee of Company or its customers occurring in the course or scope of employment and that arises out of material or services furnished under this Agreement.

INDEMNITY – All persons furnished by Supplier shall be considered solely Supplier’s employees or agents, and Supplier shall be responsible for payment of all unemployment, social security and other payroll taxes, including contributions when required by law. Supplier agrees to indemnify Company, its affiliates, its and their customers and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this clause as “Company”) from and against any proved or alleged claims, demands or suits, or any losses, damages, liabilities, fines, penalties and expenses (including attorney’s fees) that, in any way arise out of, relate to or result from this Agreement, or the items, tangible or intangible, furnished or services performed under or in contemplation of this Agreement including, but not limited to: (1) injuries or death to persons or damage to property, including theft; (2) failure by Supplier to perform any of its obligations under this Agreement; (3) negligent or intentional acts or omissions of Supplier; and (4) infringement of any patent, copyright, trademark, trade secret or other intellectual property right. Supplier agrees to defend Company, at Company’s request, against any such claim, demand or suit. Company agrees to notify Supplier within a reasonable time of any written claims or demands against Company for which Supplier is responsible under this clause. Company shall have no indemnity obligations to Supplier.

Company agrees to negotiate with its customers (“Customer” or “Customers”) who subscribe to the services provided hereunder in order to enter into an agreement in which such customers will agree to defend or settle, at their own expense all third party claims or suits regarding either the infringement of any United States patent, trademark, copyright, or misappropriation of trade secret when such claims are i) filed against Supplier and arise out of, or result from Customer’s transmission of unauthorized or unlawful content (“Unlawful Content”). As used herein “Unlawful Content” refers to either contents that are alleged to be libelous, slanderous, pornographic or otherwise illegal, or contents for which Customer’s fail to obtain any necessary consents of copyright holders, music licensing organizations, performers’ representatives or other parties for necessary authorizations, or clearances. Company’s agreement with Customer will stipulate that a) Customer shall pay all damages and costs (including reasonable attorney’s fees) that by final judgement may be assessed against Supplier due to infringement of the Content, and b) Customer shall notify Supplier within a reasonable time of any written claims or demands against Supplier for which Customer is responsible under this clause. Both parties agree if and only if Company and Customer fail to enter into an agreement for Customer to assume the indemnity obligations set forth in this clause, then all Customer’s obligations as designated herein, shall be borne by Company. Notwithstanding the provision of this paragraph, Supplier agrees that Company and its Customers shall be relieved of all indemnity obligations hereunder if the nature of the original Customer content was willfully, negligently, or maliciously altered or otherwise changed by Supplier, its employees, or agents and such change or alteration is the direct cause of the third party claim.

INSPECTION – Supplier will provide safe access to the Work at all times for Company’s inspection.

INSURANCE – Supplier shall maintain and cause Supplier’s subcontractors to maintain during the term of this Agreement: (1) Workers’ Compensation insurance as prescribed by the law of the state or nation in which the Work is performed; (2) employer’s liability insurance with limits of at least [***]; (3) automobile liability insurance if the use of motor vehicles is required, with limits of at least [***]; (4) Commercial General Liability (“CGL”) insurance, ISO 1988 or later occurrence form of insurance, including Blanket Contractual Liability and Broad Form Property Damage, with limits of at least [***]; and (5) if the furnishing to Company (by sale or otherwise) of products, material or construction, installation, maintenance or repair services is involved, CGL insurance endorsed to include products liability and completed operations coverage in the amount of [***], which shall be maintained for at least [***] following the expiration or termination of this Agreement. All CGL and automobile liability insurance shall designate AT&T Corp., its affiliates, and each of their directors, officers and employees (all referred to in this clause as “Company”) as additional insureds. All such insurance must be primary and non-contributory and required to respond and pay prior to any other insurance or self-insurance available. Any other coverage available to Company shall apply on an excess basis. Supplier agrees that Supplier, Supplier’s insurer(s) and anyone claiming by, through, under or in Supplier’s behalf shall have no claim, right of action or right of subrogation against Company and its customers based on any loss or liability insured against under the foregoing insurance. Supplier and Supplier’s subcontractors shall furnish prior to the start of Work certificates or adequate proof of the foregoing insurance including, if specifically requested by Company, copies of the endorsements and policies. Company shall be notified in writing at least [***] prior to cancellation of or any material change in the policy. Insurance companies providing coverage under this Agreement must be rated by A.M. Best with at least an A- rating and a financial size category of at least Class VII.

INVOICING – Supplier agrees to submit invoices promptly upon receiving notice that the Work has been completed to Company’s reasonable satisfaction. Invoices shall contain such information as Company may reasonably request. Invoices shall be payable [***] after receipt by Company unless this Agreement calls for payment at a later time. Payment of invoices shall not waive Company’s rights to inspect, test or reject.

Send invoices to:	AT&T TeleConference
ATTN: Billing Team
420 Third Avenue South
Suite 670
Minneapolis, MN 55415

Upon future notice, effective on or about March 1, 2000, invoices will be sent to the following address:

AT&T TeleConference
ATTN: Billing Team
901 Marquette Avenue
Suite XXX
Minneapolis, MN 55402

In addition, Supplier will send the Conference Billing Data via e-mail to Company at ejfranson@att.com in a Microsoft Excel file. The Conference Billing Data will be transmitted to Company by [***].

PAYMENT TERMS – Unless payment terms more favorable to Company appear on Supplier’s invoice and Company elects to pay on such terms, invoices shall be paid in accordance with the terms stated in this Agreement, and due dates for payment of invoices shall be computed from the date of receipt of invoice by Company.

RELEASES VOID – Neither party shall require (i) waivers or releases of any personal rights or (ii) execution of documents which conflict with the terms of this Agreement, from employees, representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.

SURVIVAL OF OBLIGATIONS – It is agreed that certain obligations of the parties under this Agreement, which, by their nature would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive termination, cancellation or expiration of this Agreement. Such obligations include, by way of illustration only and not limitation, those contained in the COMPLIANCE WITH LAWS, IDENTIFICATION, INDEMNITY, INSURANCE, RELEASES VOID, USE OF INFORMATION and WARRANTY clauses.

TAXES – Company shall reimburse Supplier only for the following tax payments with respect to transactions under this Agreement unless Company advises Supplier that an exemption applies: state and local sales and use taxes, as applicable. Taxes payable by Company shall be billed as separate items on Supplier’s invoices and shall not be included in Supplier’s prices. Company shall have the right to have Supplier contest any such taxes that Company deems improperly levied at Company’s expense and subject to Company’s direction and control.

TERMINATION – Either Party may elect, without prejudice to any other rights or remedies, to give Notice of breach and of proposed termination of this Agreement upon 60 days’ Notice to the other, with an opportunity to cure within that Notice period, provided the breach is potentially curable, if the other Party has failed to perform any material obligation under this Agreement. If the Party has not cured the breach within the 60-day period, the non-breaching Party may then give a Notice of termination.

USE OF INFORMATION – As a result of Supplier’s anticipated or actual performance under this Agreement, Supplier may receive or become exposed to (a) Company’s intangible information expressed in the form of ideas, data, programs, technical, business or other types of intangible information, or (b) Company’s documents, prints, tapes, discs, or other types of tangible information (such tangible and intangible information hereinafter called (“Company Information”). Supplier agrees to (1) keep all such Company Information confidential and use such Company Information only for performing under this Agreement; (2) inform Supplier’s employees, contractors and agents of their obligations to keep such Company Information confidential and require those employees contractors and agents to honor such obligations; and (3) promptly surrender or destroy such Company Information, and any copies thereof, free-of-charge, when requested to do so by Company. Likewise, Company may receive or become exposed to Supplier’s (a) Supplier’s intangible information expressed in the form of ideas, data, programs, technical, business or other types of intangible information, or (b) Supplier’s documents, prints, tapes, discs, or other types of tangible information (such tangible and intangible information hereinafter called “Supplier Information”). Company agrees to (1) keep all such Supplier Information which is marked confidential by Supplier as such and use such Supplier Information only for performing under this Agreement; (2) inform Company’s employees, contractors and agents of their obligations to keep such Supplier Information confidential and require those employees contractors and agents to honor such obligations; and (3) promptly surrender or destroy such Supplier Information marked by Supplier as Confidential, and any copies thereof, free-of-charge, when requested to do so by Supplier. The restrictions of on the use and disclosure of Company Information and Supplier Information shall not apply to information that: (a) was publicly known at the time of owner’s communication to recipient; (b) becomes publicly known through no fault of recipient subsequent to the time of owner’s communication thereof to recipient; (c) was in recipient’s possession free of any obligation of confidence at the time of owner’s communication thereof to recipient; (d) is developed by recipient independently of and without reference to any of owners Company Information or Supplier Information respectively or other information that owner disclosed in confidence to any third party; (e) is rightfully obtained by recipient from third parties authorized to make such disclosure without restriction; or (f) is identified by owner as no longer proprietary or confidential.

WAIVER – An effective waiver under this Agreement must be in writing and signed by the party waiving its right. A waiver by either party of any instance of the other party’s noncompliance with any obligation or responsibility under this Agreement will not be deemed a waiver of subsequent or other prior instances of non-compliance.

WARRANTY – Supplier warrants to Company and its customers that material furnished will be new, merchantable, free from defects in design, material and workmanship and will conform to and perform in accordance with the specifications, and if applicable, drawings and samples. These warranties extend to the future performance of the material and shall continue for the longer of (a) the warranty period applicable to Company’s sales to its customers of the material or of products which incorporate the material, (b) one year after the material is accepted by Company or (c) such greater period as may be specified elsewhere in this Agreement. Supplier also warrants to Company and its customers that services will be performed in a first class, workmanlike manner and in compliance with the Direct Measures of Quality as set forth in Attachment A (“DMOQ’s”). Supplier also warrants that if materials are capable of correctly processing, providing, receiving and displaying date data, they will do so correctly, as well as exchange accurate date data with all products with which the materials are intended to be used, within and between the twentieth and twenty-first centuries, and that services will continue to be provided in accordance with this Agreement for any time period before, on or after January 1, 2000. In addition, if material furnished contains one or more manufacturers’ warranties, Supplier hereby assigns such warranties to Company and its customers. All warranties shall survive inspection, acceptance and payment. Material or services not meeting the warranties will be, at Company’s option, returned for or subject to refund, repaired, replaced or reperformed by Supplier at no cost to Company or its customers and with transportation costs and risk of loss and damage in transit borne by Supplier. Repaired and replacement material shall be warranted as set forth above in this clause.

WORK DONE BY OTHERS – If any of the Work is dependent on work done by others, Supplier shall inspect and promptly report to Company’s Representative any defect that renders such other work unsuitable for Supplier’s proper performance. Supplier’s silence shall constitute approval of such work as fit and suitable for Supplier’s performance.

SECTION THREE

MEDIATION – If a dispute arises out of or relates to this Agreement, or its breach, and the parties have not been successful in resolving such dispute through negotiation, the parties agree to attempt to resolve the dispute through mediation by submitting the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association (“AAA”). Each party shall bear its own expenses and an equal share of the expenses of the mediator and the fees of the AAA. The parties, their representatives, other participants and the mediator shall hold the existence, content and result of the mediation in confidence. If such dispute is not resolved by such mediation, the parties shall have the right to resort to any remedies permitted by law. All defenses based on passage of time shall be tolled pending the termination of the mediation. Nothing in this clause shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending mediation. A request by a party to a court for such injunctive relief shall not be deemed a waiver of the obligation to mediate.

SECTION FOUR

AUDIT – With the exception of prices fixed by this Agreement, Supplier shall maintain accurate and complete records including a physical inventory, if applicable, of all costs incurred under this Agreement which may affect costs (i.e. travel, living expense, etc.) payable by Company under this Agreement. These records shall be maintained in accordance with recognized commercial accounting practices so they may be readily audited and shall be held until costs have been finally determined under this Agreement and payment or final adjustment of payment, as the case may be, has been made. Supplier shall permit Company or Company’s representative to examine and audit these records and all supporting records at all reasonable times. Audits shall be made not later than three [***] after the (a) final delivery date of material ordered or completion of services rendered or [***] after expiration date of this Agreement, whichever comes later.

AUTHORSHIP, COPYRIGHT AND MASK WORK RIGHTS – The entire right, title, and interest, including copyright and mask work rights, in all original works of authorship fixed in any tangible medium of expression heretofore or hereafter created by Supplier, or on Supplier’s behalf, for Company or furnished to Company hereunder is hereby transferred to and vested in Company. The parties expressly agree to consider as works made for hire those works ordered or commissioned by Company which qualify as such in accordance with the Copyright laws. For all such original works, Supplier agrees to provide documentation satisfactory to Company to assure the conveyance of all such right, title, and interest, including copyright and mask work rights, to Company.

BANKRUPTCY AND TERMINATION FOR FINANCIAL INSECURITY— Either party may terminate this Agreement by notice in writing:

1)	if the other party makes an assignment for the benefit of creditors (other than solely an assignment of moneys due); or

2)	if the other party evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice.

If a proceeding is commenced under any provision of the United States Bankruptcy Code, voluntary or involuntary, by or against either party, and this Agreement has not been terminated, the non-debtor party may file a request with the bankruptcy court to have the court set a date within sixty (60) days after the commencement of the case, by which the debtor party will assume or reject this Agreement, and the debtor party shall cooperate and take whatever steps necessary to assume or reject the Agreement by such date.

CLAUSE HEADINGS – The headings of the clauses in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

DEVELOPED INFORMATION – Supplier agrees that Supplier will and, where applicable, will have Supplier’s associates (as defined in the INVENTIONS clause), disclose and furnish promptly to Company any and all technical information, computer or other apparatus programs, specifications, drawings, records, documentation, works of authorship or other creative works, ideas, knowledge or data, written, oral or otherwise expressed (“Information”), originated or developed by Supplier or by any of Supplier’s associates as a result of Work performed under, or in anticipation of, this Agreement. Supplier further agrees that all such Information shall be Company’s property, shall be kept in confidence by Supplier and Supplier’s associates, shall be used only in performing this Agreement or in the filling of orders hereunder, and may not be used for other purposes except upon such terms as may be agreed upon between the parties in writing. If such Information includes materials previously developed or copyrighted by Supplier and not originated or developed hereunder, Supplier agrees to grant and hereby grants to Company and AT&T Corp. (“AT&T”), severally, a nonexclusive, royalty-free license to use and copy such materials. The licenses so granted to Company and to AT&T include the right to grant sublicenses to their subsidiaries and associated companies. Supplier also agrees to acquire from Supplier’s associates such assignments, rights and covenants as to assure that Company and AT&T shall receive the rights provided for in the DEVELOPED INFORMATION clause.

HARMONY – Supplier shall be entirely responsible for all persons furnished by Supplier working in harmony with all others when working on Company’s premises or those of Company’s customers.

IDENTIFICATION CREDENTIALS – Company may, at its discretion, require Supplier’s employees to exhibit identification credentials, which Company may issue, in order to gain access to Company’s premises for the performance of the Work. If, for any reason, any of Supplier’s employees are no longer performing Work, Supplier shall immediately inform Company’s Representative in the speediest manner possible. Notification shall be followed by the prompt delivery to Company’s Representative of the identification credentials involved or a written statement of the reasons why the identification credentials cannot be returned. Supplier shall be liable for any damage or loss sustained by Company if such identification credentials are not returned to Company.

INSPECTION AND/OR REJECTION OF WORK – Supplier shall provide Company with free access to the work performed and the equipment and materials furnished by Supplier under this Contract, if any, for the purpose of inspection thereof. At any time during the progress of the work, Company may condemn or reject any or all of the work, equipment or materials if the same are not in accordance with this Contract and shall give written notice to Supplier of such default. Supplier will thereupon have [***] to remedy the default. If Supplier fails to timely remedy the default, Company reserves the right to take over any or all work, to provide labor, equipment and materials, and to complete or have completed any part or all of the work. The cost of completion by Company shall be deducted from the unpaid balance, if any, due or which may become due Supplier under this Contract. If there is no unpaid balance or if the cost of completion by Company is in excess of the unpaid balance, Supplier agrees to reimburse Company for such cost, less the amount of the unpaid balance, if any.

INVENTIONS – Supplier agrees that if any inventions, discoveries or improvements are conceived, first reduced to practice, made or developed in anticipation of, in the course of, or as a result of Work done under this Agreement, by Supplier or by one or more of Supplier’s employees, consultants, representatives or agents (“associates”), Supplier will assign to Company Supplier’s and Supplier’s associates’ entire right, title and interest in and to such inventions, discoveries and improvements, and any patents that may be granted thereon in any jurisdiction of the world. Supplier also agrees that, without charge to Company, Supplier will and will have Supplier’s associates sign all papers and do all acts which may be necessary, desirable or convenient to enable Company at Company’s expense to file and prosecute applications for patents on such inventions, discoveries and improvements, and to maintain patents granted thereon. Supplier further agrees to grant and hereby grants Company and AT&T Corp. (“AT&T”) severally, under any patent issued in any jurisdiction of the world for any invention made prior to the completion of the Work done under this Agreement, nonexclusive, royalty-free licenses (to the extent Supplier has the right to do so) to make, have made, use lease, sell and import any product or facility derived from the Work done under this Agreement. The licenses so granted to Company and to AT&T include the right to grant sublicenses to their subsidiaries and associated companies. Supplier also agrees to acquire from its associates such assignments, rights and covenants as to assure that Company and AT&T shall receive the rights provided for in this INVENTIONS clause.

[***]SERVICES – It is expressly understood and agreed that this Agreement neither [***]. It is, therefore, understood that [***].

Supplier agrees that purchases by Company under this Agreement shall neither restrict the right of Company to cease purchasing nor require Company to continue any level of such purchases.

NOTICES – Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by Supplier or Company shall be in writing and shall be given or made by telegram tested telex, confirmed facsimile, or similar communication or by certified or registered mail addressed to the respective parties as follows:

To Company:	AT&T Corp.
Address:	150 Mount Airy Rd.
Basking Ridge, NJ 07920
Attention:	Craig Rudner

To Supplier:	ACT Teleconferencing Services, Inc.
Address:	1526 Cole Boulevard, Suite 300
Golden, CO 80401
Attention:	Managing Director

Such notice or demand shall be deemed to have been given or made when sent by telegram, telex, or facsimile, or other communication or when deposited, postage prepaid in the U.S. mail. The above addresses may be changed at any time by giving prior written notice as above provided.

REPRESENTATIVES – Company’s Technical Representative is Ed Bartels and Company’s Agreement Representative is Craig Rudner. All Work rendered under this Agreement is subject to inspection and acceptance by Company’s Technical Representative or, in the Technical Representative’s absence, by others as may be delegated in writing by Company.

RIGHT OF ACCESS – Each party shall permit the other party reasonable access to its facilities in connection with work under this Agreement. No charge shall be made for such visits. It is agreed that prior notification will be given when access is required.

STANDARDS – Employees with records of criminal convictions, other than minor traffic violations, shall not be assigned to Company’s premises until a detailed statement of the circumstances is furnished to Company for its review and Company has given its written approval to such assignment. In fulfilling Supplier’s obligations under this clause, Supplier shall comply with all laws relating to the making of investigation reports and the disclosure of the information contained therein.

SUPPLIER EMPLOYEES – The term Supplier employee means anyone performing the Work or furnished by Supplier under this Agreement, including but not limited to the Supplier’s employees, consultants, representatives, agents, subcontractors, and subcontractors’ subcontractors at all tiers. It is agreed that all persons provided by Supplier to perform the Work are not employees or agents of Company, and Company shall not exercise any direct control or supervision over Supplier employees but Company’s Representative will be available for consultation.

Supplier shall be responsible for its own labor relations with any trade or union which represents its employees and shall be responsible for negotiating and adjusting all disputes. Supplier shall be the sole entity responsible for receiving complaints from Supplier employees regarding their assignments and for notifying Supplier employees of the termination or change of their assignments. Company has the right at any time (prior to and after assignment to Company’s Work) and for any reason to reject or to have Supplier remove Supplier’s employees from the Work under this Agreement upon notice to Supplier. Upon such notice, Supplier shall, at Company’s request, replace the Supplier employee(s). In the event of any staffing change, Company shall not be charged for the time required to train the replacement. The amount of noncompensatory training time, if any, shall be mutually determined by Supplier and Company’s Representative.

Supplier further agrees that any of Supplier’s employees who is or becomes a ‘leased employee’ (as defined in Section 414(n) of the Internal Revenue Code) of Company during the term of this Agreement, shall not be covered by, and shall be excluded from participation in, any employee benefit plan maintained by Company. Supplier shall indemnify and save Company harmless from and against any losses, damages, claims, demands, suits, and liabilities that arise out of, or results from, any failure by Supplier to perform its obligations under this clause. Supplier shall also indemnify and save Company harmless from any entitlement, assertion, or claim, which any of Supplier’s employees might have or might make relative to rights or privileges in any Company employee benefit plan and which arises, in whole or in part, out of Work rendered under this Agreement.

TIMELY PERFORMANCE – If Supplier has knowledge that anything prevents or threatens to prevent the timely performance of the Work under this Agreement, Supplier shall immediately notify Company’s Representative thereof and include all relevant information concerning the delay or potential delay.

ACCEPTANCE – Supplier’s performance of the Services will be in compliance with the DMOQ’s. If Supplier’s performance is non-compliant with the DMOQ’s, Company will be entitled to the remedies as set forth in Attachment A.

Agreement Number 20000308.10.C

Attachment A – Statement of Work

Attachment B – Pricing

Accepted:

	AT&T Corp.		ACT Teleconferencing Services, Inc.

By:	/s/ Craig Rudner	By:	/s/ Gene Warren
	Signature		Signature

Name:	Craig Rudner	Name:	Gene Warren
	Typed/Printed		Typed/Printed

Title:	Procurement Specialist	Title:	Managing Director

Date:	March 23, 2000	Date:	March 27, 2000

Agreement Number 20000308.10.C	Attachment A - Statement of Work
Purchase Order Number 74141

Statement of Work – AT&T TeleConference Services

This is the Statement of Work to Agreement No. 20000308.10.C between Company and Supplier and sets forth the various services and deliverables to be provided by Supplier. This document is written with the understanding that an individual supplier may not offer all of the services listed below. AT&T reserves the right to [***] for the services outlined below.

As the world leader in conferencing services (completing more than 3,000,000 conferences annually), AT&T TeleConference Services (ATCS) is expanding its capacity for Executive Offer calls. Specifically, AT&T would like to be able to offer calls from 200 to 4000 ports.

This service will have automated reservation and billing interfaces that are connected to the AT&T

Supplier shall provide Executive-Level Conferencing Services for ATCS in accordance with the following:

I.	All work hereunder shall be available by October 1,1999

II.	Supplier shall perform all work at Supplier’s location. Supplier shall provide all equipment, hardware software and facilities necessary for Supplier to provide the services hereunder.

III.	The Supplier shall provide the following capabilities:

a)	Capability to support approximately [***] events per month, with an average call size of [***]
b)	Capability to support calls up to [***]
c)	Capability to support calls spanning AT&T bridges and vendor bridges
d)	Capability to support the following call types:
(a)	[***]
(b)	[***]
(c)	[***]
(d)	[***]
(e)	[***]
(f)	[***]
e)	Service must be branded AT&T
f)	The following features must be supported:
(a)	[***]
(b)	[***]
(c)	[***]
(d)	[***]
(e)	[***]
g)	[***]
h)	[***] with [***] to allow AT&T specialists to [***].
i)	Automated [***]
j)	[***] handling - i.e. conferences available within [***] of reservation.

Problem [***] Guidelines

[***]

[***]: e.g. The [***]; or a problem [***] the business.

[***]

[***]: e.g. The product [***] system is [***] system is [***]

[***]

[***]: e.g. [***] system is [***]; or a specific [***]; or a problem [***] requests.

[***]

[***] problem or question which [***]: e.g. [***]; or a problem has [***]; or a problem occurs [***] requests.

Direct Measures of Quality (DMOQ)

Supplier will provide the services as outlined herein on a continuous, [***] basis, for the duration of this Agreement. [***] shall be defined as [***] that have arisen due to the performance or non-performance of Supplier, as determined by Company in good faith. [***] shall be further defined to include services that are provided to Company as warranted by Supplier in this Agreement and in accordance with all applicable designs, drawings, and specifications.

It is required that [***] of the services performed in a given [***] shall be [***]. [***] with this DMOQ will result [***] to Company for the [***] to Company for the [***] that the services are provided. This [***] shall be equal to the percentage of [***] and will not be less than [***] of the total amount billed for that [***].

Supplier’s Average Response Time per [***] shall be in accordance with the schedule below. “Response Time” is defined as confirmation by Supplier of availability of ports as requested by Company.

Average Response Time	Conditions
Less than [***]	Reservation is made during business hours*
Before [***]	Reservation is made on a business day**, prior to business hours
Before [***]	Reservation is made on a business day after business hours or non-business day

*	Business Hours are defined as [***] Eastern Standard Time (EST).
**	Business Day is defined as [***] EST, Monday through Friday.

If the average response time in a given [***] with the schedule above, Company will receive an [***] for the total amount billed [***] the services are provided.

If the services provided are [***] with the DMOQ’s, as provided above, for consecutive [***], the [***] that the service is consecutively [***]. For example, if the services provided are [***], Company will receive a [***] on the total amount billed to Company [***] that Company would have received if the calculations were based on [***] alone.

If [***] is recognized by Company for services provided a [***], the total amount may be recalculated retroactively and the [***], (the amount not previously accounted for the [***] the respective services were provided,) shall be included in addition to the [***] for services provided in the current [***].

Customer Service/Billing

Supplier, at AT&T’s option, will provide appropriate levels of Customer Care and Billing support to facilitate swifter roll-out of the offer.

May 9, 2000

Gene Warren

ACT Teleconferencing Services, Inc.

1526 Cole Blvd. Suite 300

Golden, CO 80401

(303) 233-3500

Re:	Agreement Number 20000308.10.C, Purchase Order Number 74141, Amendment Number 1

Dear Mr. Warren:

Effective upon the signature of this amendment by both parties, Agreement Number 20000308.10.C, Purchase Order Number 74141, is hereby amended as follows:

1.	Supplier shall perform the additional work as set forth in Attachment C –Statement of Work, attached to and hereby made a part of this Agreement. Any conflict between the attached Statement of Work and this Agreement will be resolved in favor of the Agreement.

2.	Attachment B – Pricing is amended to include the additional charges and/or fees as outlined in Attachment B1 – Pricing, herein attached to and made a part of this Agreement.

3.	This Agreement shall incorporate the DMOQ’s as outlined in Attachment C in addition to those as outlined in Attachment A.

Agreement Number 20000308.10.C

Attachment A – Statement of Work

Attachment B – Pricing

Attachment B1 – Pricing

Attachment C – Statement of Work

Accepted:

	AT&T Corp.		ACT Teleconferencing Services, Inc.

By:	/s/ Craig Rudner	By:	/s/ Gerald Van Ecclehout
	Signature		Signature

Name:	Craig Rudner	Name:	Gerald Van Ecclehout
	Typed/Printed		Typed/Printed

Title:	Procurement Specialist	Title:	CEO/Chairman

Date:	June 1, 2000	Date:	May 25, 2000

Purchase/Service Order	SOTP-1

[GRAPHIC APPEARS HERE]

Purchase Order: 74136	Revision: 4	Date: 19-AUG-02

Buyer Name: SHULL, JANICE		Ship To:	SCHMALBECK, REBECCA S
Purchasing Inquiries: 908 658-0261			C/O AT&T CORP.
Transportation Inquiries: 1-336-698-1982			200 S FIFTH ST
Minneapolis, MN 554151313
United States

Supplier:	ACT TELECONFERENCING SERVICES INC
1658 COLE BLVD STE 130
	GOLDEN, CO 80401		Bill To: AT&T CORP.
	United States		6021 S RIO GRANDE AV
Orlando, FL 328090000
United States
AP Inquiries: 407-858-8500

Payment Terms	FOB Point	Freight Terms
[***]	Destination	Prepaid and Add	Tax Exempt Certificate

AT&T Contract Num	Govt’ Contract Num	Effective Date	End Date
N/A		01-JAN-02	31-DEC-04

ROUTING: MOST ECONOMICAL WAY AVAILABLE.

Line No.	Part Description	Qty	Unit	Unit Price	Total Price

1	[***]	[***]	Dollar	1	[***]

				Provide by date 31-AUG-02 Tax Y

	Agreement Number 20000308.10.C dated April 1, 2000 between AT&T Corp. and Supplier, as amended, is hereby further amended as follows:

	1. The clause AGREEMENT PRICE is hereby modified to change the maximum Agreement price from [***].

	2. The clause (PERIOD OF PERFORMANCE OR DURATION) is hereby modified to extend the Agreement expiration date from April 1, 2000 to December 31, 2004.

	3. The clause TERMS OF PAYMENT is hereby deleted in its entirety and replaced

RETENTION REQUIRMENT

Line No.	Part Description	Qty	Unit	Unit Price	Total Price
With the following:

“TERMS OF PAYMENT - [***]

4. EXHIBIT A - Statement of Work is hereby replaced with the attached.

5 The following terms are added

e-COMMERCE TRANSACTIONS

Supplier and Company acknowledge that both want to automate certain operations for purchase and sale transactions (“Transactions”), by transmitting and receiving, documents electronically (hereinafter called “Documents”) in substitution for conventional paper-based documents. The following are examples of Documents which may be transmitted under this Section; Catalogues; Purchase Orders; Acknowledgements; Modifications to Purchase Orders; Ship Notices; Invoices; Schedule Changes; Change Orders; Requests for Proposals; and Proposals.

Supplier and Company also acknowledge that the electronic transmission of Documents can take place through the computer network of a Company-designated third party e-Commerce provider (“Provider’s Network”).

Supplier and Company further acknowledge that they both want to assure that such Transactions are not rendered legally invalid or unenforceable solely by virtue of such transmission or reception.

THIRD-PARTY e-COMMERCE PROVIDER

Supplier understands that it must contract independently with the third party e-Commerce provider. Supplier further understands that it must accept all data elements transmitted by Company through such third party’s platform. Company may change the third-party e-Commerce provider upon thirty (30) days’ prior written notice to Supplier. Supplier further understands that, in such event, it may have to contract with such third party. Each party shall, at its own expense, provide and maintain the equipment, software and services necessary to effectively and reliably transmit and receive Documents via the designated Provider’s Network. In addition, Supplier shall be solely responsible for the cost of storing its information or Documents on such Provider’s Network, which information or Documents may be retrieved by Company at no additional charge to Company by Supplier.

Line No.	Part Description	Qty	Unit	Unit Price	Total Price
e-COMMERCE SIGNATURES

Each party will establish, through the Provider, a unique code that will act as an authenticating signature (“Signature”). Any Signature of such party affixed to or contained in any transmitted Document is sufficient to verify that such Document originated with such party (“Signed Documents”). Neither party will disclose to any unauthorized person the Signatures of the other party.

Any Signed Document transmitted through e-Commerce shall constitute an “original” when printed from electronic files or records established and maintained in the normal course of business. The parties further agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to whether certain agreements are to be in writing and signed by the party to be bound thereby.

e-COMMERCE TRANSMISSIONS

If a party receives any Document in an unintelligible or garbled form, or a Document that otherwise contains evidence of faulty transmission, the recipient must promptly notify the originating party (if identifiable from the received Document) in a reasonable manner.

Line No.	Part Description	Qty	Unit	Unit Price	Total Price
WARRANTIES AND DATA INTEGRITY FOR e-COMMERCE TRANSACTIONS

Supplier represents and warrants that Documents and/or information either transmitted to Company by Supplier or stored on a Provider’s Network for access by Company a) do not contain any virus, bug, cancelbolt, worm, Trojan Horse or other harmful item, and b) does not infringe any third party’s copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy. Supplier further represents and warrants that all product and pricing information provided in its catalogues either stored on a Provider’s Network or transmitted to Company by Supplier is current, accurate and complete. In the event more favorable terms appear in a Document transmitted to Company by Supplier than appear in Supplier’s current catalogue, Company will be entitled to the more favorable terms contained in such Document.

LIMITATION OF LIABILITY FOR e-COMMERCE TRANSACTIONS

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR THE ACTS OR OMISSIONS OF THE THIRD-PARTY E-COMMERCE PROVIDER WHEN SUCH ACTS OR OMISSIONS NEGATIVELY IMPACT EITHER ONE OR MORE TRANSACTIONS, OR THE TRANSMISSION, RECEPTION, STORAGE OR HANDLING OF DOCUMENTS. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OP PROFITS, REVENUE, GOODWILL, USE, DATA, ELECTRONICALLY TRANSMITTED ORDERS, OR OTHER ECONOMIC ADVANTAGE (EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) , HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, ARISING OUT OF OR RELATED TO: (i) ANY DELAY, OMISSION OR ERROR IN THE ELECTRONIC TRANSMISSION OR RECEIPT OF ANY DOCUMENTS PURSUANT TO THIS AGREEMENT; OR (ii) UNAUTHORIZED ACCESS TO OR ALTERATION BY A THIRD PARTY OF TRANSMITTED DATA.

Line No.	Part Description	Qty	Unit	Unit Price	Total Price
ALL OTHER TERMS AND CONDITIONS TO REMAIN UNCHANGED.

	Total Purchase Order Price				[***]

*********************************END OF ORDER*********************************

INCLUDE PURCHASE ORDER NUMBER ON ALL CORRESPONDENCE, INVOICE, BILLS OF [Illegible] ETC. INVOICES MUST BE CONSISTENT AND IN SAME SEQUENCE AS PO ITEMS.

SUPPLIER SHALL FURNISH IN ACCORDANCE WITH TERMS AND CONDITIONS SET FORTH IN THIS ORDER AND ON THE REVERSE SIDE OF THIS PAGE. HOWEVER, IF AN AT&T CONTRACT NUMBER IS SHOWN ON THIS PAGE, THE TERMS AND CONDITIONS OF THAT CONTRACT NUMBER REPLACE THOSE ON THE REVERSE SIDE OF THIS PAGE.

SIGN AND RETURN ONE COPY OF THIS PURCHASE/SERVICE ORDER PRIOR TO EXECUTION OF ANY WORK/SERVICE.

[Illegible] Center

ACCEPTANCE	AT&T CORP.

[GRAPHIC APPEARS HERE]		[GRAPHIC APPEARS HERE]
	By:	SHULL, JANICE E
SUPPLIER AUTHORIZED SIGNATURE/DATE	(AUTHORIZED SIGNATURE), BUYER

Version No. 8 to Purchase order 74136 – AMENDMENT 2.txt

From: Kris Primak

Sent: Tuesday, December 23, 2003 11:19 AM

To: Gene Warren

Subject: FW: Version No. 8 to Purchase Order 74136

----Original Message----

From: Mattiaccio, Ralph J, CFSMD [mailto:rmattiaccio@att.com]

Sent: Tuesday, November 11, 2003 11:29 AM

To: Kris Primak

Cc: Franson, Eric J, CSSVC

Subject: Version No. 8 to Purchase Order 74136

Kris,

Please find below Version Number 8 to Purchase Order 74136. Said Version Number 8 (Change Order) is written to:

(i)	increase the funding level from [***]
(ii)	extend the Period of Performance through the period ending December 31st, 2004

Please find below an electronic copy of Version Number 8 to Purchase Order 74136. Said Purchase Order and all Versions/ Change Orders are subject tot he terms and conditions of Service Agreement No. 20000308.10.C and respective amendments thereto.

Additionally, I do have some other related business matters to discuss with you, so if you would please contact me at your earliest convenience.

Kind regards,

R. J. Mattiaccio

Contracts Manager

SMD Enterprise Communications

AT&T Corp

One AT&T Way

Room 1C – 158B

Bedminster, NJ 07921

Telephone (908) 234 – 3138

Facsimile (908) 234 – 3998

rmattiaccio@att.com

Purchase Order: 74136

Version Number: 8

Order submitted on: 2003-11-10

Supplier:

ACT TELECONFERENCING SERVICES INC

1658 COLE BLVD STE 162

GOLDEN, CO 80401

Ship To:

AT&T CORP.

901 MARQUETTE AVE

Minneapolis, MN 55402-3205

Deliver to: REBECCA S SCHMALBECK Room: FLOOR 3

Bill To:

AT&T CORP.

0 P O BOX 590407

Orlando, FL 32859-0000

Additional Order Information:

Buyer: RALPH J MATTIACCIO

Purchasing Inquiry Phone: 908 234-3138

Requisition Type: Core

AP Inquiry Phone: (407) 858 8500

Transportation Phone: (336) 698 1941

Payment Terms: [***]

FOB: Destination

Freight Terms: Prepaid and Add

Carrier: UNITED PARCEL SERVICE AMERICA INC

CMS Contract Number: 20000308.10.C

PO Start Date: 2001-12-31

PO End Date: 2004-12-31

Authorized By: KATHLEEN TERJESEN

Routing: MOST ECONOMICAL WAY AVAILABLE

Line No.	Item Part No.	Qty	UOM	Description	Unit Price	Extended Price
1	N/A	[***]	M4	[***]	[***]	[***]

Need By: 2003-05-07

Taxable: NO

DeliverToRoomPhone: 612 344-3909

Total: [***]USD

Supplier shall furnish in accordance with Terms and Conditions of the contract number shown on this order.

Sign and return one copy of this purchase/service order prior to execution of any work/service.

AT&T ATTN: Acknowledgement Processing Center Order Management Center 600 North Point Parkway Alpharetta, GA 30005-4136

Acceptance: AT&T CORP. By: AT&T Corp., Agent

Supplier Authorized Signature/Date:	By:	KATHLEEN TERJESEN (Authorized Signature),
Buyer

Comments

*	This Purchase Order is subject to the terms and conditions contained in GA 20000308.10.C

Agreement No. 20000308.10.C

Amendment No. 3

February 20th, 2004

[GRAPHIC APPEARS HERE]

ACT Teleconferencing Services, Inc.	AT&T Corp.
1526 Cole Boulevard	One AT&T Way
Suite 300	Room 1C- 158B
Golden, CO 80401	Bedminster, NJ 07921
Attn: Mr. Gene Warren	Attn: R. J. Mattiaccio
Chief Executive Officer	Contracts Manager

Service Agreement Number 20000308.10.C executed March 27th, 2000, which was previously modified by Amendment No. 1 dated May 9th, 2000 and Amendment No. 2 dated August 19th, (collectively, the “Agreement”) by and between AT&T Corp. (“Company”) and ACT Teleconferencing Services, Inc. (“Supplier”), is hereby further amended as set forth herein. To the extent that the terms of this Amendment No. 3 conflicts with the Agreement, the terms of this Amendment No. 3 shall prevail with respect to the subject matter herein.

I. The following Provisions of the Agreement are amended as follows:

1.	COMPENSATION

A. For Attachments B and B1, the prices that reference global audio teleconferencing services are deleted in their entirety and are replaced with the Pricing Exhibit titled “Rates by Services, By Country” which is hereby referenced as Exhibit III attached hereto and made a part of the Agreement. Prices for global audio teleconferencing services shall be effective January 26th, 2004.

AT&T Proprietary Information (Restricted)

Solely for Those Persons Having a Need to Know

Use Pursuant to Company Instructions

B. For Executive and Event Overflow, add the Pricing Exhibit titled “EXECUTIVE AND EVENT PRICE SCHEDULE” which is hereby referenced as Exhibit V attached hereto and made a part of the Agreement. Prices for Executive and Event Overflow teleconferencing services shall be effective July 1st, 2004.

C. For Video Conferencing, add the Pricing Exhibit titled “ACT Proximity Services and AT&T Pricing” which is hereby referenced as Exhibit VII attached hereto and made a part of the Agreement. Prices for Proximity Services Video Conferencing shall be effective July 1st, 2004.

2.	STATEMENT OF WORK

A. For Attachment A titled “Statement of Work Global Offer Conferencing Solutions for AT&T Teleconference Services” executed August 26th, 2002 under Purchase Order 74136 Revision: 4 and Attachment C titled “Statement of Work – AT&T TeleConference Services” issued under Purchase Order 74141 are deleted in their entirety and are replaced with the documents titled “Statement of Work Global Offer Conferencing Solutions for AT&T Teleconference Services (ATCS)”referenced as Exhibit I and “Country Listing Availability” referenced as Exhibit II which are hereby incorporated by reference and made a part of the Agreement.

B. For Executive and Event audio teleconferencing services add the Statement of Work titled “Statement of Work – AT&T TeleConference Services Executive and Event TeleConference Services” referenced as Exhibit IV which is hereby incorporated by reference and made a part of the Agreement.

C. For video conferencing supplemental services add the document titled “SERVICE DESCRIPTIO for PROXIMITY SERVICES—VIDEO CONFERENCING SUPPLEMENT” referenced as Exhibit VI which is hereby incorporated by reference and made a part of the Agreement.

3.	PERIOD OF PERFORMANCE

The period of performance of the Agreement is amended to extend the term through the period ending December 31st, 2006.

4.	TERMS OF PAYMENT

The terms of payment are amended to [***].

5.	DEFINITIONS

The following terms and definitions are hereby added:

(a) “Exhibit” means the following attachments referenced herein and appended to this Amendment and made a part hereof:

Exhibit I	Statement of Work Global Offer Conferencing Solutions for AT&T Teleconference Services (ATCS)

Exhibit II	Country Listing Availability

Exhibit III	Rates By Services, By Country

Exhibit IV	Statement of Work – AT&T TeleConference Services Executive and Event TeleConference Services

Exhibit V	Executive and Event Price Schedule Service Description for Proximity Services - Video

Exhibit VI	Conferencing Supplement

Exhibit VII	ACT Proximity Services and AT&T Pricing

(b) “Customer Users” means Company’s customers, its affiliates or any unaffiliated third parties doing business with Company’s Customers who receive the Services performed by Supplier.

6.	USE OF INFORMATION

Add the following:

For purposes of the Agreement, Company’s Information includes Customer and Customer’s User’s Information. Supplier shall treat Customer and Customer Users’ Information as Company’s Information as prescribed in the USE OF INFORMATION clause.

7.	SURVIVAL OF OBLIGATIONS

Add the following:

The GOVERNING LAW and TERMINATION clauses are included in the examples set forth in the Clause SURVIVAL OF OBLIGATIONS.

8.	NOTICES

Change the parties’ designated Notices representatives as follows:

To Supplier	To Company
ACT Teleconferencing Services, Inc.	AT&T Corp.
1526 Cole Boulevard	One AT&T Way
Suite 300	Room 1C- 158B
Golden, CO 80401	Bedminster, NJ 07921
Attn: Mr. Gene Warren	Attn: R. J. Mattiaccio
Chief Executive Officer	Contracts Manager

9.	INVOICING

Add the following:

All Supplier submitted invoices shall contain detailed information as requested by Company. All invoices shall reference Company’s agreement number and Purchase Order Number. Payment of invoices shall not waive Company’s rights to inspect, test or reject.

Send invoices to:	AT&T Accounts Payable
6021 South Rio Grande Ave.
Orlando, FL 32809

Supplier shall submit electronic invoices via Company’s eProcurement Ariba system.

II. The following provisions are added to the Agreement:

1. TERMINATION

Company may at any time terminate this Agreement or an order, in whole or in part, by 60 days written notice to Supplier. In such case, Company’s liability shall be limited to payment of the amount due for Work performed up to and including the date of termination (which amount shall be substantiated with proof satisfactory to Company and shall not exceed the price of Work being terminated), and no further Work will be rendered by Supplier. Such payment shall constitute a full and complete discharge of Company’s obligations.

(i) Termination for Change in Control of Supplier

In the event of a Change in Control of Supplier, AT&T may terminate this Agreement pursuant to the clause Termination. “Change in Control” shall mean the (1) consolidation or merger of Supplier with or into any entity (2) sale, transfer or other disposition of all or substantially all of the assets of Supplier or (3) acquisition by any entity, or group of entities acting in concert, of Control of Supplier. For purposes of this section, “control” shall mean the power to direct the management and policies of an entity, whether through the ownership of voting securities, by agreement or otherwise.

(ii) Termination Assistance: At the request of Company upon termination, Supplier shall (i) continue to provide to Company the Services for a period of up to [***] days, for the same Charges set forth in the Pricing Exhibit III); and (ii) cooperate with and assist Company in conducting an orderly and efficient transition of the Services to Company (or its Affiliate), Customer Users, or any third-party vendor(s). The quality and standards of performance by Supplier during such period shall be not less than that required during the Term hereof. Such services may include, without limitation, training of Company or Customer personnel and other services which may facilitate a smooth and orderly transition.

2. [***]

In addition to the [***], Company shall [***] as follows:

[***]Schedule:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Note: [***] shall apply solely to [***] set forth in Exhibit III.

Except as provided in this Amendment No. 3, all other terms and conditions of the Agreement heretofore in effect remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3.

ACT TELECONFERENCING SERVICES, INC.			AT&T CORP.

By		By
	(Signature)		(Signature)

Name	Gene Warren	Name	Kathleen Terjesen
	(Typed or printed)		(Typed or printed)

Title		Title	Procurement Director
	(Typed or printed)		(Typed or printed)

Date		Date

Agreement No. 20000308.10.C
Amendment No. 3
Exhibit I

[GRAPHIC APPEARS HERE]

STATEMENT OF WORK

Global Offer Conferencing Solutions

for

AT&T TeleConference Services (ATCS)

AT&T PROPRIETARY (Restricted)

Solely for Those Persons Having a Need to Know

Use Pursuant To Company Instructions

1 EXECUTIVE SUMMARY

This Statement of Work between AT&T Corp, AT&T TeleConference Services (hereinafter “Company or ATCS’) and ACT Teleconferencing Services, Inc. (hereinafter “Supplier”) sets forth the various services and deliverables to be performed by Supplier.

This Statement of Work serves as a basis for various audio teleconferencing services and deliverables to be performed by Supplier in support of ATCS’ Global Audio Teleconferencing needs. Company has selected Supplier as a vendor to supplier the Services that will support Company’s users and its Customer’s users. Company, at its option, in addition to using the Services contemplated hereunder may exercise its right to resell audio teleconferencing services to its Customers and Customer user. These services will be branded as AT&T TeleConference Services.

2 SCOPE OF WORK

2.1 GLOBAL CONFERENCING SERVICES

Supplier shall provide and perform Global Conferencing Services on behalf of ATCS in accordance with the following:

A. Supplier shall perform all work at Supplier’s location. Supplier will provide all equipment, hardware, software, services, labor and facilities necessary for Supplier to perform the Services hereunder.

B. The Supplier shall provide the following capabilities:

•	[***]

•	[***]

•	Capability to support reserved calls up to [***] and a combination thereof

•	Capability to support globally seamless reservationless calls up to [***] and a combination thereof

C. Services performed by Supplier must be sole-branded with the AT&T name (Private Label Branding), including but not limited to bridge (reservation-less and reserved) enunciators, on-line tools, billing, email transactions and with all Company Customer interactions. (For additional details refer to other references on Private Label Branding stated herein)

D. Supplier shall use ATCS provided scripts during all conference interactions.

E. Supplier’s performance in providing the Services shall include but not be limited to the following:

[***]

F. Supplier shall provide a reservation confirmation within [***] of Company’s Customer’s initial request. Confirmation will include port availability and conference dial in numbers, participant codes, date & time of conference, time zone, features requested, instructions for assistance during the call, customer service phone number, etc.

G. Supplier shall provide a completed [***] to Company’s Customer when reserved within [***] of call completion.

•

H. Supplier shall provide Customer [***] listed below in an agreed upon [***] between Supplier and Company for [***]. Supplier shall submit a proposal to Company for any [***] required by Company. Supplier and Company shall mutually agree to the charges for the Work pursuant to Changes provision contained in the Agreement. [***] shall dedicated to Company for Company’s sole and exclusive use and shall be branded as directed by Company. Supplier will work with the Company to finalize the [***] that is available for general use with all of Company’s customers

•	[***]

•	[***]functions such as [***]

•	[***]Capabilities.

I. Supplier shall perform and provide the capability for allowing multiple reservationless accounts associated with a single user (the ability to bill specific calls to specific projects, clients, etc).

J. Supplier shall develop to Company’s complete satisfaction, the [***] (the Work) that is currently being developed solely for Company’s use. The [***] shall have the ability to provide, implement and shall utilize [***] to support the [***] Supplier shall submit a proposal to Company for any alterations or additional Work. Supplier and Company shall mutually agree to the charges for the development pursuant to Changes and Payment provisions contained in the Agreement. This Section 2.1 J shall be subject to the Inventions and Developed Information provisions contained in the Agreement. Company grants Supplier the right to use this Developed Information solely in connection with this Agreement.

2.2 SPECIAL FEATURES

Company may require Supplier to develop special features. Company recognizes that certain special features, may incur rate changes or additional charges. Supplier and Company shall mutually agree to the charges prior to developing or implementing any new features, functionality and/or network changes (the Work).

A.	Supplier shall provide a [***] (defined as a [***] where the supplier will [***] for the Company’s Customer, e.g. [***]).

B.	Supplier shall have the ability to provide and shall perform [***]for Company, and Company’s Customers. Such [***]may also include [***] to be provided by Supplier, as requested by Company.

C.	Supplier shall Private-Label the Services for the sale and/or resale of audio teleconferencing services to Company and Company’s Customers, as requested by Company. Supplier must ensure that:

•	Callers receive a [***]

•	[***] will follow [***], as provided by ATCS.

•	All visible components (e.g., [***], etc.) of the service shall have the appropriate Private Label Brand, as provided by ATCS.

•	Private-Label Branding shall include but not be limited to [***]written or electronic, etc.

D.	Supplier shall provide an [***](e.g. Company’s Customer enters [***] on line, [***] on the conferencing bridge, the [***], the tool [***] from bridge and produces [***].

E.	Supplier shall provide capability to integrate Company’s [***].

F.	Supplier shall provide a strategy for [***] in [***] timeframe.

G.	Supplier shall detail their capability to deliver [***]Company’s Customers.

2.3 [***]AND SERVICES

Supplier shall perform [***] services and other services as requested by Company. Company recognizes that certain special features for [***]and services may incur additional charges. Supplier shall submit to Company a proposal for the special services. Company and Supplier shall mutually agree to the additional charges prior to implementation of the special services.

Such[***] services shall include but not be limited to the following:

2.3.1[***]

•	Supplier shall assist Company in developing [***].

•	Supplier will develop [***]on AT&T’s[***].

•	Supplier will assist in developing [***]for Company and Company’s Customer[***]

•	Supplier shall provide[***] for all[***] activities

•	Supplier shall submit any and all existing or developed information to Company for review and final approval to the ATCS Program Manager prior to the use of the information.

2.3.2 Company and Company’s Customer[***]

•	Supplier shall develop, [***]and provide to Company an ATCS audio teleconferencing[***].

•	Supplier shall provision / issue ATCS Branded Company and/ or Company’s Customer[***].

2.3.3 Customer[***]

Supplier shall develop [***]documentation including but not limited to[***]. Supplier shall provide all training and documentation to Company’s ATCS Program Manager.

2.3.4[***]

Supplier shall perform all services necessary to assist Company to develop[***]. Supplier shall assist in generating [***]with a Company’s Single Point of Contact (SPOC) designated by ATCS. In addition to the above, Supplier commits to provide an [***]to support Company’s ATCS organization in full cooperation and support of the marketplace and to provide the following services, including but not limited to: [***]defining Customer[***], providing audio teleconferencing [***]; participating in [***]work; supporting ATCS in [***]to Company’s Customers and potential customers; supporting ATCS regarding Supplier’s [***]and providing executive briefing on[***]. All such support shall be performed by Supplier and provided to Company’s ATCS SPOC or its designee on standard [***]responses.

2.3.5 Headcount Resource for[***]

Supplier shall ensure that its Headcount Resource is available in each region of the world to perform the Services and provide the required support to ATCS[***].

•	Supplier’s employees shall serve as subject matter experts to provide all[***] services on all aspects of audio teleconferencing services to Company’s local[***].

•	Supplier’s employees shall meet with Company Representatives and Company’s Customers, as requested, and shall assist in[***].

•	Supplier’s employees shall train ATCS [***]personnel in the regions and countries where the Services are offered.

•	Supplier’s employees shall serve as specific conferencing account managers supporting ATCS [***]personnel.

•	Supplier employees shall participate in regularly scheduled [***], and will assist Company in collecting client’s [***]to assist in[***], as requested by Company.

•

Supplier shall provide, at[***] to Company, the services of [***]if the average monthly billings by Supplier to Company are in excess of[***]. [***]shall be located in, and perform [***]services, to all global regions (EMEA, APAC, CALA) of the world in support of Company’s[***]. Supplier’s[***] shall serve as subject matter experts to Company’s local[***] on Company’s global conferencing product services and offerings. Supplier’s [***]shall meet with Company’s Representatives and Customers, as requested, and shall assist Company in [***], and perform other duties and business activities as requested by Company. Supplier’s[***] shall assist in [***]Company’s [***]in all global regions on all of Company’s conferencing products and services. Supplier’s[***] shall also serve as conferencing account managers, perform other duties, and work with Company’s overall account manager for a[***]. Supplier’s [***]may, at Company’s request, participate in regularly scheduled Customer/client[***]. Supplier shall provide an additional [***]to Company, for every[***]. Company and Supplier shall mutually agree to staff additional [***]support for [***]exceeding the[***]requirement stated above.

•	If Company’s[***] paid to Supplier[***], Company shall pay Supplier based on the following schedule:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

This schedule is based on an average[***] of[***].

Notwithstanding the above, if Supplier is unable to provide the Services for any reason, and as a result Supplier’s nonperformance causes the[***] billing to[***], then Company shall[***].

2.3.6 Additional Support

Company may review its requirements for[***] service requirements on a [***]basis. Company will notify Supplier of any changes in requirements. Supplier shall continue to provide support services on all[***] changes as reasonably requested by Company.

2.3.7 Customer Engagement

Supplier shall participate in international location [***]with Company when[***] requires[***]. Company will be responsible for gathering such requests from the Company sales force and communicating the international local [***]requests to Supplier. Supplier shall identify a team of its international employees and make such employees available to Company to provide the necessary support relating to the[***]. Company shall provide Supplier no less than [***]advance notice of the requirement for an [***]or Customer contact at an international location.

2.3.8[***]

Company and Supplier acknowledge that, to better serve the customers, there will be circumstances that ere the customer will benefit if ATT provides service to an ACT customer or vice versa. Company and Supplier agree to cooperate in the best interests of the Customer and prospective customers to assure that they receive the best service at a competitive price. If a [***] requires conferencing services that would be [***] Company will [***]. If a [***] requires conferencing services that can be [***], Supplier shall [***] to Company, and [***]. Supplier is not restricted from using its existing or future global platform to service[***]. For [***] that may submit [***] to Supplier for [***], Supplier shall [***] to Company. Company and Supplier agree to abide by any provisions contained in a [***] or any other agreement (e.g. Non-disclosure).

In the performing the Services under this Statement of Work, Supplier shall not directly or indirectly enter into negotiations with, offer or supply to any Company’s Customer, any of the Services and/or components provided by Supplier in performance of the Service under this Statement of Work, without Company’s prior written consent.

3 GLOBAL LOCATIONS, AVAILABILITY, AND OPERATIONS

3.1 GLOBAL LOCATIONS

Supplier shall utilize Company’s and Company’s Affiliates’[***] (e.g.[***], etc.) in the performance in providing the Services to Company and Company’s Customers where capable. Supplier shall maintain[***] in the countries and/or regions listed below.

For each country, Supplier shall maintain[***]. Customer, and fax numbers that route to one of Supplier’s operation centers when performing the Services under this statement of work. If Supplier determines it to be necessary to change a[***], Customer and/or fax number, Supplier shall provide Company sixty advanced written notice of said change. Company recognizes in certain situations a [***]advanced notification may not be feasible.

At any time during the performance of the Services under this Statement of Work, Company may request, and Supplier shall provide any and all technical, operational, and business information relating to the[***]. Such information shall include but not be limited to the following;

•	Listing of entire[***], including all [***] information

•	listing of all [***]calls, including [***](if available) and associated features requested to support those calls

•	pending billing detail of calls that had taken place in that given[***] that are to be processed for billing/invoicing

•	a resend of the[***], as well as all data collected for[***] into the[***]

•	any other technical, operational, and/or business information as may be requested by Company used in the performance in providing Services to Company and Company’s Customers.

Supplier shall perform audio teleconferencing services in the regions and countries listed below:

Europe/Middle	Asia/Pacific	North America
East/Africa
Austria	Australia	Canada
Belgium	China
Czech Republic	Hong Kong	United States

Denmark	India
Finland	Indonesia
France	Japan
Germany	Malaysia
Greece	New Zealand	CALA
Hungary	Philippines	Argentina
Israel
Ireland	Singapore	Bermuda
Italy
Luxembourg	South Korea	Brazil
	Taiwan	Cayman Island
Netherlands	Thailand	Chile
Norway		Colombia
Poland		Mexico
Portugal		Peru
Russia		Venezuela
South Africa		Costa Rica

Spain		Ecuador
Sweden
Switzerland
Turkey
United Kingdom

3.2 SERVICE AVAILABILITY

Supplier shall perform and manage delivery of the Company’s ATCS Global Conferencing Services. Supplier’s Operation Centers must be available[***]. Supplier must provide [***]support in each of the Center’s at all times.

3.3 OPERATIONS CENTERS

Supplier shall identify its operations centers by physical location (region, country, province, street address etc.). For any changes to Supplier’s physical location of its operations centers, Supplier shall provide advanced written notice to Company’s Program Manager [***] in advance of the change in physical location of its operations center(s).

3.4 [***]SUPPORT

Supplier shall staff its operation centers with, [***]to support [***]as is applicable in the region in which its operations center(s) are located (For example, located in UK[***]. Supplier can utilize the[***] supplement its dedicated[***] staff, as required

3.5 PROVISIONING

•	Supplier shall accept Company formatted Customer specific account information to provision Customer in the format agreed upon by the Company and Supplier.

•	Supplier shall be able to support multi-location provisioning requirements as well as the ability for a Customer to[***] conference usage within an account.

•	Supplier shall provide a[***] of all[***].

3.6 Security Management

Supplier shall provide ATCS with its security management processes that include ongoing reviews of the physical system components and the configuration of those components with security features. Supplier shall monitor and review events to detect and prevent security violations.

Areas to address shall include but not be limited to the[***] at the[***] level, as well as the following:

•	[***]

•	[***]

•	[***]where each [***]to ensure security compliance

•	[***]

•	[***]

•	[***]

•	[***]

3.7 CAPACITY MANAGEMENT

Supplier shall provide sufficient capacity to meet Company’s capacity needs without call blocking. Specifically, Supplier shall provide sufficient audio capacity to handle Company’s entire global Customer requirements, based upon a[***] forecast provided by Company. Supplier shall provide port capacity engineered to[***].

Supplier shall demonstrate flexibility in the capacity management area when unforeseen volume increases arise that will require an unplanned increase in capacity that may be necessary to support Company’s audio teleconferencing requirements in addition to the port capacity requirements specified in the paragraph above.

3.8 COMPANY (ATCS) TESTING

Supplier shall provide capability to Company to test any new service or feature functionality before or after deployment. Supplier shall allow Company to test operational procedures specified by Company.

3.9 [***]SERVER

Supplier shall maintain a network compliant server on Company’s behalf. Supplier’s server shall have:

•	[***]

•	[***]

Supplier shall add the following:

•	[***]

•	[***]

3.10 DISASTER RECOVERY

Supplier shall provide details of its plans for restoring service in the event of an outage. Supplier’s response will provide a Disaster Recovery Plan, which includes Disaster Recovery Testing, and the following:

•	In the event of a Disaster, Supplier’s plans shall include a secure re-route plan for traffic and ability to test that plan.

•

Supplier shall take all necessary actions to immediately re-route all reservations, assists, in progress calls and pending reserves, reservationless call, including any and all of the Services in the event of a disaster. In the event of such disaster, Supplier shall implement its Disaster Recovery Plan to the extent that the Services are restored to the services levels defined in this Statement of Work.

•	Supplier shall identify locations of its Disaster Recovery Sites.

•	Supplier shall plan to support the continuum of the system on a 7x24 basis.

•	Supplier shall detail its strategy to identify processes to ensure the continuing integrity of the system.

•	Supplier shall detail its methodology for database back-up (reservation, digitized reply data, and billing). Company requires that Supplier complete a daily database back-up.

4 SERVICE LEVELS

Supplier shall meet or exceed the critical service levels as specified below:

4.1 PROBLEM / INCIDENT [***] REQUIREMENTS

[***]

Problem: [***]problem/incident[***].

Example: [***], or a problem, whether [***]in nature, that[***] the business.

Action: Supplier shall[***]. (A Company Pager Number/contact instructions will be provided for this purpose.)

[***]

Problem: [***]problem/incident that is occurring with the product and the[***].

Example: [***], whether[***] in nature, (less than[***]); or a specific[***]; or a problem[***].

Action: Supplier shall[***]. (A Company Pager Number/ contact instructions will be provided for this purpose.)

[***]

Problem: [***]problem/incident occurs which[***]. Example: [***]; or a problem has[***]; or a problem occurs[***].

Action: Supplier shall provide[***], for the preceding[***] as follows:[***].

4.2. DIRECT MEASURES OF QUALITY

Supplier shall provide the services as outlined herein on a continuous, [***]basis, for the agreed duration. [***] shall be defined as a conference that is[***], as determined by Company in good faith. [***]shall be further defined to include Services that are provided to or on behalf of Company as warranted by Supplier in this Agreement and in accordance with all applicable designs, features, and specifications.

It is required that greater than, or equal to, [***]of the Services (Calls) performed in a given[***] shall be[***]. [***]with this DMOQ will result in a[***] to Company for [***]Company for the conferences impacted during a given[***]. In addition, if Supplier should fail to meet the performance metric for three (3) consecutive months, Company will: (i) receive the[***] from Supplier as described herein; and (ii) have the right to [***].

4.3 SERVICE LEVELS

Supplier shall performance the Services in accordance with the following Service Levels for its audio conferencing products within the stated thresholds.

Time To Respond	Threshold
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.4 [***]

4.4.1 Non-Availability [***]

Non-availability of the Supplier’s service for a period of more than [***] shall result in [***] in the amount of [***], or [***] during the non-availability period if request by the Company.

Planned outages due to Supplier system upgrades that the Company has been advised of in advance shall not apply, provided, however, that Supplier completes such upgrades in a timely manner.

4.4.2 Billing SLA [***]

Supplier shall provide [***] invoicing to Company. In the event that the Supplier does not provide [***] invoicing for [***], Supplier shall pay [***] equal to [***] of the [***] over the [***] period. The [***] shall continue until Supplier has provided [***] invoicing for [***].

4.4.3 Call Difficulty [***]

Supplier shall issue [***] for conference calls that experience call difficulty caused by components of the Service. Call difficulty can be defined as, but not limited to:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

For Company to receive [***] in the form of [***], Company will notify Supplier and furnish the called number, the trouble experienced (e.g., [***], etc.) and the approximate time the conference was held. Supplier shall issue [***] to Company on the [***] Supplier is notified of its non-[***] of the affected conference call(s).

5 USAGE, BILLING AND INVOICING DATA

5.1 CUSTOMER USAGE, BILLING AND INVOICING

Supplier, at Company’s option, shall provide appropriate levels of Customer Care and Billing support to facilitate a prompt billing exchange.

5.2 CUSTOMER SPECIFIC CONFERENCE USAGE

In accordance with the [***] billing cycle, Supplier shall deliver to each Company’s Customer, a [***] statement of the Customer’s Conference Usage with sufficient detail and in a format agreed upon between Supplier and Company. This detail conference usage statement will be clearly marked DO NOT PAY – INVOICE TO BE PROVIDED and will not include any remittance portion.

Supplier shall provide detail summary usage statements of Customer, by country/region, in U.S. Dollars by the [***] following the respective usage [***]. All detail summary usage summary statements shall be submitted to reflect [***] accuracy for contracted rates and features. Supplier shall have the ability to provide and perform a [***] service option, as well as the ability of the [***] their calls to other invoices within the account.

Supplier shall provide detail summary usage in CD ROM, paper, or other format as reasonably requested by Company. Electronic format must be in comma delimited text format with maximum flexibility in sorting and reporting.

Supplier shall specify in detail its capability to provide and perform [***] on behalf of Company. Such capability shall be secure and in accordance with industry banking standards

ATCS shall be responsible for all billing, remittances, and collections efforts for all Company’s Customers.

International taxation will not apply under the current application of this agreement. Any International Taxation, as required by any future legislation, will be addressed by both parties on an individual case basis.

Supplier shall provide Company with a summary report of each Customer’s total charges by the [***] in excel format. The summary report will include ATCS’s Customer identifier number, the invoice number, the name of the Customer, the dollar amount of usage for the given [***], the [***] associated with the Customer for a given [***], the total dollar figure for the Customer in a given [***].

Supplier shall provide this same summary type data to Company in a specific file format (format to be identified by Company at a later date), transmitted via [***] to an ATCS server so that adjustments can be made in the ATCS billing system. The [***] will be delivered to Company by the [***].

Supplier shall send Company’s internal employees a usage report in a specific file format (format to be identified by Company at a later date) via Company’s [***] service (a [***] Supplier and Company’s Internet) by the [***].

Supplier shall assist ATCS in addressing Customer-billing inquiries.

5.3 WHOLESALE INVOICING

Supplier shall submit wholesale invoices promptly upon receiving notice that the Services have been performed to Company’s satisfaction. Supplier shall submit all invoices to Company to reflect [***] accuracy of the Services rendered and at the contracted rates. All invoicing questions shall be directed to Company’s Project Manager or designated contact.

Supplier shall submit in pdf format, or alternate format jointly agreed upon by Company and Supplier, via e-mail to Company’s Representative for the current month in which the Service was provided by the [***].

The Conference Data Billing Summary shall provide the following information, allowing for maximum flexibility in sorting and reporting on the data provided: [***]

In addition to the Invoicing provision contained in the Agreement, Supplier shall concurrently provide copies of same invoices to Company. Copies shall be marked “Information Purposes Only” and shall be sent to:

AT&T TeleConference
ATTN: Billing Team
901 Marquette Avenue
3rd Floor
Minneapolis, MN 55402
Fax: 612-344-3892

Except as otherwise agreed to by Company and Supplier, as to a particular Customer or conference, the only adjustment in Supplier’s billing shall be provided to Company in writing and approved by Company’s Project Manager or designated contact prior to issuance of said adjustments.

Agreement No. 20000308.10.C

Amendment Number 3

EXHIBIT II

COUNTRY LISTING AVAILABILITY

	[***]		[***]
	[***]	[***]	[***]	[***]
Europe/Middle East/Africa
Austria	x	x	x	x
Belgium	x	x	x	x
Denmark	x	x	x	x
Finland	x	x	x	x
France	x	x	x	x
Germany	x	x	x	x
Hungary	x		x
Ireland	x	x	x	x
Israel	x		x
Italy	x	x	x	x
Luxembourg	x	x	x	x
Netherlands	x	x	x	x
Norway	x	x	x	x
Poland	x		x
Portugal	x	x	x	x
Russia	x		x
South Africa	x		x
Spain	x	x	x	x
Sweden	x	x	x	x
Switzerland	x	x	x	x
UK	x	x	x	x
US number joining a European Reservationless Call	x		x	x
Americas
Argentina	x		x
Bermuda	x		x
Brazil	x		x
Canada (note, current access is through US numbers)	x		x
Cayman Islands	x		x
Chile	x		x
Colombia	x		x
Mexico	x		x
Peru	x		x
Venezuela	x		x
United States	x	x	x	x

AT&T Proprietary Information (Restricted) Solely for Those Persons Having a Need to Know Use Pursuant to Company Instructions
Asia/ Pacific
Australia	x	x	x	x
China-Mainland	x		x
Hong Kong		x	x	x
India	x		x
Indonesia	x		x
Japan	x	x	x
Malaysia	x		x
New Zealand	x	x	x
Philippines	x
Singapore	x	x	x	x
South Korea	x		x
Taiwan	x		x
Thailand	x		x
UK number joining an Asia/Pacific Reservationless Call			x
US number joining an Asia/Pacific Reservationless Call			x

EXHIBIT III

	[***]					[***]
Country	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Australia
China-Mainland
Hong Kong
India
Indonesia
Japan
Malaysia					[***]
New Zealand
Philippines
Singapore
South Korea
Taiwan
Thailand
US to AP
UK to AP
	[***]					[***]
Country	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Australia
China-Mainland
Hong Kong
India
Indonesia
Japan
Malaysia					[***]
New Zealand
Philippines
Singapore
South Korea
Taiwan
Thailand
US to AP
UK to AP
[***]
Country	[***]	[***]
Australia
China-Mainland
Hong Kong
India
Indonesia
Japan
Malaysia		[***]
New Zealand
Philippines
Singapore
South Korea
Taiwan
Thailand
US to AP
UK to AP

	[***]					[***]
Country	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Austria
Belgium
Denmark
Finland
France
Germany
Greece
Hungary
Ireland
Israel
Italy
Luxembourg
Netherlands					[***]
Norway
Poland
Portugal
Russia
South Africa
Singapore to EMEA
Spain
Sweden
Switzerland
UK
US to EMEA
	[***]					[***]
Country	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Austria
Belgium
Denmark
Finland
France
Germany
Greece
Hungary
Ireland
Israel
Italy
Luxembourg
Netherlands					[***]
Norway
Poland
Portugal
Russia
South Africa
Singapore to EMEA
Spain
Sweden
Switzerland
UK
US to EMEA

	[***]					[***]
Country	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Argentina
Bermuda
Brazil
Canada
Cayman
Islands
Chile					[***]
Colombia
Mexico
Peru
United States
Venezuela

	[***]					[***]
Country	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Argentina
Bermuda
Brazil
Canada
Cayman
Islands
Chile					[***]
Colombia
Mexico
Peru
United States
Venezuela

NOTE: [***]based on the following rule:

[Illegible]

In a[***]

Features

Feature Name	Unit Price	Set Up Fee	Available On
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]		[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Surcharges and Fees

Description	Unit Price
[***]

[Illegible]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***][***]

[***]

[***]

[***]

[***]	[***]	[***]	[***]	4	5	6
[***]
[***]
[***]			[***]
[***]
[***]
[***]

[Illegible]

Host Location
Participant Location	Group 1	Group 2*	Group 3	Group 4	Group 5**	Group 6***
Argentina
Australia
Austria
Belgium
Brazil
Canada
Cayman Islands
Chile
China
Columbia
Costa Rica
Denmark
Finland
France
Germany
Greece
Hong Kong
Hungary
India
Indonesia
Ireland
Israel
Italy			[***]
Japan
Korea (South)
Luxembourg
Malaysia
Mexico
Netherlands
New Zealand
Norway
Panama
Peru
Philippines
Poland
Portugal
Russia/Moscow
Singapore
South Africa
Spain
Sweden
Switzerland
Taiwan
Thailand
United Kingdom
USA
Venezuela
ZONE1
ZONE 2
ZONE 3
ZONE 4
ZONE 5
ZONE 6

Rates by Service, by Country

Operator Dial-Out Zone Definitions—Standard and Executive Service.

ZONE 1:	ZONE 2:	ZONE 3:	ZONE 5:	ZONE 6:
Albania	Anguilla	Algeria	Afghanastan	Angola	Togo
Andorra	Antigua and Barbuda	Libya	Ascension Island	Benin	Uganda
Bosnia-Hercegovina	Antilles (Netherlands)	Morocco	Antarctica-Casey	Botswana	Zaire
Bulgaria	Aruba	Tunisia	Bangladesh	Burkina Faso	Zambia
Croatia	Bahamas		Bhutan	Burundi	Zimbabwe
Cyprus	Barbados	ZONE 4:	Brunei Darussalam	Cameroon	Togo
Czech Republic	Belize	Armenia	Christmas Island	Cape Verde Islands
Faroe Islands	Bermuda	Azerbaijan	Cocos Island	Central African Republic
Gibraltar	Bolivia	Bahrain	Cook Islands	Chad
Iceland	Cuba	Belarus	Diego Garcia	Comoros
Liechtenstein	Dominica	Estonia	Fiji	Congo
Macedonia	Dominican Republic	Georgia	French Polynesia	Cote D Ivoire
Malta	Ecuador	Kazakhstan	Greenland	Djibouti
Monaco	El Salvador	Kuwait	Guam	Egypt
Romania	Falkland Islands	Kyrgyzstan	Iran	Equatorial Guinea
San Marino	Grenada	Latvia	Iraq	Eritrea
Slovak Republic	Guadeloupe	Lithuania	Jordan	Ethiopia
Slovenia	Guatemala	Moldova	Kiribati	French Guiana
Turkey	Haiti	Oman	Korea (North)	Gabon
Vatican City	Honduras	Qatar	Lebanon	Gambia
Yugoslavia	Jamaica	Tajikistan	Macao	Ghana
	Martinique	Turkmenistan	Maldives	Guinea
	Montserrat	Ukraine	Marshall Islands	Guinea-Bissau
	Nicaragua	UAE	Micronesia	Guyana
	Paraguay	Uzbekistan	Mongolia	Kenya
	Puerto Rico	Yemen	Nauru	Lesotho
	St Kitts and Nevis		Nepal	Liberia
	St Lucia		New Caledonia	Madagascar
	St Pierre/Miquelon		Niue	Malawi
	St Vincent and Grenadines		Norfolk Island	Mali
	Suriname		Northern Marianas	Mauritania
	Trinidad and Tobago		Pakistan	Mauritius
	Turks and Caicos Islands		Palau	Mayotte
	Uruguay		Papua New Guinea	Mozambique
	Virgin Islands (UK)		Samoa (US)	Nambia
	Virgin Islands (US)		Samoa (Western)	Niger
			Saudi Arabia	Nigeria
			Solomon Islands	Reunion Islands
			Sri Lanka	Rwanda
			Tonga	Sao Tome and Principe
			Tuvalu	Sengal
			Vanuatu	Seychelles Island
			Vietnam	Sierra Leone
Somalia
St Helena
Sudan
Swaziland
Syria
Tanzania

Agreement No. 20000308.10.C
Amendment No. 3
EXHIBIT IV

[GRAPHIC APPEARS HERE]

Statement of Work – AT&T TeleConference Services

Executive and Event TeleConference Services

This Statement of Work between Company and Supplier sets forth the scope of work for Company’s Executive and Event TeleConference Services (the “Services”) and deliverables to be performed by Supplier.

As the world leader in conferencing services AT&T TeleConference Services (herein after “Company” or “ATCS”) is expanding it’s capacity for Executive and Event Offer TeleConference calls. Company requires Supplier to provide capacity for calls from[***]. The Company, at its option, in addition to using the Services contemplated hereunder may exercise its right to resell Supplier’s audio conferencing services to its Customers and Customer Users.

Supplier shall perform Executive and Event TeleConference Services for Company’s Users (for internal use), its Customers and Customer’s Users (for resale purposes) in accordance with the following:

I.	All work and Services to be performed by Supplier under this Statement of Work shall be made available and operational no later March 31st, 2004.

II.	Supplier shall perform all work at Supplier’s location. Supplier shall provide all [***] necessary for Supplier to provide the Services hereunder.

III.	The Supplier shall provide the following capabilities:

a)	Capability to support approximately[***]

b)	Capability to support calls up to[***]

c)	The [***] to provide all ATCS [***] in performing the Service.

AT&T Proprietary Information (Restricted)

Solely for Those Persons Having a Need to Know

Use Pursuant to Company Instructions

d)	Capability to support the following call types:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

e)	Service must be Company branded, [***]and throughout all customer interaction.

f)	Company’s ATCS scripts are to be followed during all conference interactions.

g)	The following features must be supported:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

h)	[***]

i)	Supplier will provide[***] Services to Company and its Customers

j)	Supplier will provide confirmation within[***] of Company’s initial request for Supplier to accommodate port capacity for reservation requests. Supplier’s confirmation will include[***]and[***].

k)	Company shall provide Supplier with a Generic Company Reservation Form per Exhibit A. Supplier shall provide Company with a complete[***]. The[***] may consist of information including, but not limited to, [***]code or any other information as reasonably requested by Company. Company shall receive a completed [***]no later than[***].

l)	Supplier will provide Company with a Call Summary Form per Exhibit B on all completed conferences, no later than [***].

m)	[***]

Problem/Incident [***] Guidelines

[***]

Problem: [***] problem requires [***]. Example: [***], or a problem whether[***] in nature that [***]the Service.

Action: Supplier will[***]. (A Company Pager Number will be provided to Supplier for this purpose.)

[***]

Problem: [***] problem that is occurring with the product and the[***] thereby affecting the Service. Example: [***] whether [***]in nature (less than[***]); or a specific[***]; or a problem[***].

Action: Supplier will[***]. (A Company Pager Number will be provided to Supplier for this purpose.)

[***]

Problem: [***]problem or question occurs which[***]. Example: [***]; or a problem has occurred[***]; or a problem occurs once[***].

Action: Supplier will provide[***].

Direct Measures of Quality (DMOQ)

Supplier will provide the services as outlined herein on a continuous, [***]basis, for the duration of this Agreement. [***]shall be defined as a conference that is [***], as determined by Company in good faith. [***]shall be further defined to include Services that are provided to or on behalf of Company as warranted by Supplier in this Agreement and in accordance with all applicable designs, features, and specifications.

It is required that greater than or equal to [***]of the Services performed in a given [***]shall be [***] with this DMOQ will result in a [***] to Company for the [***]to Company for the conferences impacted during [***]. In addition, if Supplier should fail to meet the performance metric for[***], Company shall: (i) receive the[***] from Supplier as described herein; and (ii) have the right to[***].

Reservation Response Time

[***]of all incoming reservations from Company to Supplier’s Reservation office will be answered within[***].

Supplier’s Average Response Time per month shall be in accordance with the schedule below. “Response Time” is defined as; confirmation from Supplier for the availability of ports as requested by Company.

Initial Conference Request	Average Response Time
[***]	[***]
[***]	[***]

*	Business Hours are defined as [***]Central Time (CT), Monday through Friday.
**	Outside of Business Hours is defined as[***]CT, Monday through Friday, Saturday and Sunday.

If the average reservation response time in a given[***] with the schedule above, Company will receive an [***]for the total amount billed the[***] the services are provided. In addition, if Supplier should fail to meet the performance metric for[***], Company shall: (i) receive the [***]from Supplier as afforded in this provision; and (ii) shall have the right to[***].

Call Delivery Response Time

All conferences will be staffed appropriately so that all conferences can begin at their scheduled start time.

Customer Service/Billing and Invoicing

Supplier) will provide appropriate levels of Customer Care and Billing support to facilitate a swift billing exchange.

Supplier agrees to submit invoices promptly upon receiving notice that the Service has been performed to Company’s satisfaction. All invoices will be submitted to reflect [***]for contracted rates and features. All invoicing questions shall be directed to Company’s Representative, Eric Franson for verification. Company’s Representative can be reached on telephone 612-344-3355 or at alfranson@att.com

Invoices shall contain information as requested by Company. All invoices shall reference Company’s agreement number and Purchase Order Number. Invoices shall be payable[***]after receipt by Company unless this Agreement calls for payment at a later time. Payment of invoices shall not waive Company’s rights to inspect, test or reject.

Send invoices to:	AT&T Accounts Payable
6021 South Rio Grande Ave.
Orlando, FL 32809

Supplier shall submit electronic invoices via Company’s eProcurement Ariba system

Copies marked for “Information Purposes Only” shall be sent to:

AT&T TeleConference
ATTN: Billing Team
901 Marquette Avenue
3rd Floor
Minneapolis, MN 55402
Fax: 612

In addition, Supplier will submit the Conference Billing Data Summary (Attachment I) in Excel Format via e-mail to Company’s Representative Eric Franson at e-mail address: eifranson@att.com. The Conference Billing Data Summary for the current month in which the Service was provided must be transmitted to Company’s Representative by[***].

If Supplier is unable to provide the Conference Billing Data Summary by the[***], Supplier shall submit to Company’s Representative, the Conference Report (Attachment II to this Statement of Work), that Supplier normally submits to Company at the end of each call.

The Conference Report will include the following data:

[***]

AND Each line should be identified and include the following data:

[***]

Conference Billing Data Summary should include a monthly summarv of all TeleConference Calls:

[***]

Each line should be identified and include the following data:

[***]

Agreement No. 20000308.10.C
Amendment No. 3
Exhibit VI

SERVICE DESCRIPTION

for

PROXIMITY SERVICES—VIDEO CONFERENCING SUPPLEMENT

Room Rentals

ACT Proximity is one of the world’s largest and most respected providers of public video rooms. With access to over 4,000 sites worldwide and growing daily, our network assures videoconferencing capabilities almost anywhere at anytime. Each site is in upscale professional atmospheres with additional equipment and special services such as catering available. A customer may request a room rental at the time of their videoconference reservation.

Videoconferencing is the perfect solution for an increasingly global marketplace. Smart businesses take advantage of today’s technology to effectively communicate across large distances.

Imagine being able to bring in only the most qualified applicants for job interviews, being able to attend an important meeting in New York while still in Hawaii, or significantly reducing your company’s travel expenses.

Proximity has one of the largest networks of public videoconferencing rooms in the world, and our videoconferencing technology is top of the line.

Once you reserve a room with us, all you have to do is show up. We’ll have the room prepared for you with whatever you need...no hassles. Our staff will take care of every detail surrounding your videoconference, so you can concentrate on what’s most important to you...your business.

Event Management

ACT Proximity also specializes in High Impact Event Services. These are large-scale productions for large audiences in multiple locations such as hotels, convention centers or other public facilities.

ACT Proximity’s High Impact division makes it easy for corporations to hold meetings, product announcements, seminars, or training events for large groups in multiple locations. Our services include appropriate facilities and technologies for the production and delivery of any type of event or business activity. Key capabilities include:

•

High quality customer service and client need focus. Most High Impact Event prospects do not have a clearly defined plan for their event. ACT Proximity’s High Impact Event Specialists are skilled at explaining all options and attendant costs in producing a High Impact Event, and guiding the client through the planning phase.

•	Skilled producers, backed up by sophisticated technology that controls the myriad of logistical details required to produce a complex, sophisticated, large videoconferencing enabled corporate event.

•

Audio/Visual contacts worldwide – ACT Proximity is experienced in producing High Impact Events in North and South America, Europe, and the Pacific Rim. We are audio/visual and videoconferencing experts and know how to communicate well with subcontractors all over the world.

•	Over 4,000 fully tested and evaluated sites worldwide, including large venues, conference centers, hotels, and educational facilities, all of which are appropriate for High Impact Events.

•

Experience in all aspects of production of a High Impact Event, including provisioning of ISDN and videoconferencing equipment, subcontracting audio visual providers, supplying on site producers and technicians, managing bridges and renting facilities.

•	Experience in providing the customers’ entire High Impact Event needs, including satellite transport, web streaming, catering, etc.

ACT Proximity’s highly trained and experienced high impact production staff can handle the details of a video conferencing event on any scale. The assigned Event Manager scripts an Event Plan to detail all the roles and tasks to occur prior to, during, and post event. As the central point of contact, the Event Manager coordinates participating sites, vendors, and underlying technologies. On the event day, the Event Manager directs each critical step and action in the production of the event to ensure a highly successful visual collaboration experience.

In line with existing services provided by ACT, a non-taxed call detail record or pro-forma invoice can be supplied to the end user customer, on AT&T invoice at the completion of Event Service delivery.

Pricing for Public Room Rentals and Event Management is attached below.

AGREEMENT NO. 20000308.10.C AMENDMENT NO. 3 EXHIBIT VII

Service Offering and Description	AT&T Buy Price
[Illegible]

[***]

Peripheral Equipment and Services

[***]

[Illegible]

[***]

Consulting and Training
[***]
Other Services

ACT PROXIMITY SERVICES – AT&T Buy Pricing

Charge Type

[***]

Agreement No. 20000308.10.C

Amendment No. 4

Master Services Agreement

20000308.10.C

Between

ACT Teleconferencing Services, Inc.

And

AT&T Corp.

Proprietary Information

The information contained in this Agreement is not for use or disclosure outside AT&T, ACT Teleconferencing, Services, Inc, their Affiliates and their third party representatives, except under written agreement by the contracting Parties

AMENDMENT NO. 4

AGREEMENT NO. 20000308.10.C

This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 20000308.10.C, is by and between ACT Teleconferencing Services, Inc, a Colorado corporation (“Supplier”), AT&T Corp., a Delaware Corporation, (AT&T) and AT&T Services, Inc. a Delaware corporation (“Assignee”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20000308.10.C, on March 27th, 2000 (the “Agreement”) last amended on 12/01/2004; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

I. Assignment

1. ASSIGNMENT OF THE AGREEMENT

AT&T hereby grants and assigns the Agreement to Assignee.

2. ACCEPTANCE OF ASSIGNMENT

Assignee hereby accepts the foregoing assignment and agrees to be bound by and subject to all terms and conditions contained in the Agreement to the same extent as if it had been an original signatory thereto.

3. CONSENT OF SUPPLIER

Supplier hereby consents to the foregoing assignment.

II. The following Provisions of the Agreement are amended as follows:

1. DEFINITIONS – The parties agree to add the following Affiliate definition to the Agreement.

Affiliate” means (1) a company, whether incorporated or not, which owns, directly or indirectly, a majority interest in either Party (a “parent”), and (2) a company, whether incorporated or not, in which a 5% or greater interest is owned, either directly or indirectly, by: (i) a Party to this Agreement, or (ii) a parent of a Party to this Agreement

2. PERIOD OF PERFORMANCE

The period of performance of the Agreement is amended to extend the term through the period ending December 31st, 2008.

3. NOTICES

Change the designated Notices representatives as follows:

To Company

AT&T Services, Inc

4513 N. Western

Lisle, IL 60543

Attn: Mr. Mike Cirelli

Sr. Contracts Manager

4. COMPENSATION

VOLUME DISCOUNTS

The following Volume Rate Discount Schedule replaces the original schedule incorporated and made part of the Agreement by Amendment No. 3, dated February 20th, 2004. In addition to the prices and discounts set forth in Exhibit III, Company shall [***] as follows:

a) [***]

[***] Schedule:

[***]	[***]

[***]	[***]

Note: i) [***] shall apply solely to [***] set forth in Exhibit III.

ii) All accepted [***] stated above.

b) Executive Event Pricing Schedule -

The parties agree to replace the Exhibit V, Executive and Event Price Schedule with Exhibit VI, “ACT Executive Event Pricing”, attached and herein made part of this Agreement by reference.

III.	The Parties agree to add the following provision entitled “Quality Assurance” to the Agreement:

1. Quality Assurance

a.	Supplier represents and warrants that Supplier’s processes utilized to produce Material and provide Services under this Agreement are or will be registered to [***] within [***] after the execution of this Agreement and that Supplier will maintain [***] registration for the term of this Agreement. Supplier shall provide AT&T evidence of [***] registration within [***] from the date of registration.

b.	If Supplier is not [***] registered as of [***], Supplier agrees that at [***]:

1.	Supplier shall provide to AT&T an [***] quality plan. Elements to be detailed in the quality plan include (at minimum):

i.	A schedule for achieving [***] registration.

ii.	Designation of the Supplier’s quality representative and of the senior executive with quality responsibility.

2.	Supplier agrees to conform to the most current version of [***] available.

3.	As required by AT&T, Supplier shall submit [***] registration and surveillance audit results, management review goals, objectives and results for the registered business entity.

4.	AT&T, at [***], may require improvement initiatives requiring the [***] for the purpose of [***] with stated requirements. Both Parties will mutually agree upon which [***] will be selected. Periodically as agreed, status of activities and initiatives shall be submitted to both Parties for review. Unresolved issues will be documented and reported to the appropriate level of management within both companies responsible to resolve the issue.

c.	Supplier hereby agrees that Material furnished hereunder by Supplier has undergone or has been subject to quality control measures and procedures, including performance measurements, testing, quality process reviews or inspections.

e.	When source inspection is required, <!Supplier!> further agrees that it will, at AT&T’s request:

1.	Notify AT&T or AT&T’s agent when Material is ready for source inspection activities and give AT&T or AT&T’s agent reasonable opportunity for inspection of such Material.

2.	Maintain and make available to AT&T or AT&T’s agent the data, including all information and reports about Supplier’s quality and process control procedures that demonstrate that Material meets the specified quality and reliability requirements.

3.	Provide AT&T or AT&T’s agent, [***], access to Supplier’s premises, test equipment, facilities, data and specifications. Supplier will also provide personnel to assist and sufficient working space to enable AT&T or AT&T’s agent to perform said source inspection and/or process surveillance and/or a review of Supplier’s quality program at Supplier’s facilities.

f.	Both Parties hereby agree to participate in the [***] (hereinafter “Program”) described below. The Program is a program to [***] that may develop in Supplier’s performance as it relates to fulfilling its obligations under this Agreement. Participation in or use of, the Program does not negate or diminish Supplier’s responsibilities as it relates to its requirements to perform its obligation as defined elsewhere in this Agreement nor does it negate, diminish or waive AT&T’s rights or remedies as defined elsewhere in this Agreement. If there is a conflict between the Program and other sections of this Agreement the other sections of the Agreement shall control.

1.	Supplier hereby agrees to:

i.	[***]

ii.	[***]

iii.	[***]

iv.	[***] This includes

but [***]

2.	AT&T hereby agrees to:

i.	[***]

ii.	[***]

iii.	[***]

g.	Nothing contained in this Section, “Quality Assurance,” will diminish Supplier’s obligation to deliver defect-free material in conformance to Supplier’s warranty obligations under this Agreement.

The Parties agree to add the following provision entitled “Third Party Administrative Services” to the Agreement:

2.Third Party Administrative Services

Supplier acknowledges that a third party vendor will be performing certain administrative functions associated with this Agreement pursuant to a contract between Company and the third party vendor. These administrative functions include, but are not limited to the following:

a.	[***]
b.	[***]
c.	[***]
d.	[***]

Supplier agrees to cooperate with such third party vendor to facilitate its performance of these administrative functions, including Supplier’s provision of data requested from time to time by the third party vendor. Further, notwithstanding any other provision of this Agreement, Supplier agrees that Company may provide to such third party vendor confidential Information regarding Supplier, subject to confidentiality obligations. Supplier agrees to pay the third party vendor an annual fee for the performance of these administrative functions, which annual fee shall not exceed [***] and a one time [***].

The Parties agree to add the following provision entitled “Background Checks” to the Agreement.

3. Background Checks

Supplier shall comply with the requirements of Appendix AA, attached and herein made part of this Agreement entitled Background Checks.

The Parties agree to add the following provision entitled [***] plan “to the Agreement

4. [***] Plan

a.	Supplier commits to goals for the participation of [***] and [***] (as defined in the Section entitled “[***] Cancellation”) as follows: [***]. These goals apply to all [***] pursuant to this Agreement with Supplier.

b.	attached hereto and incorporated herein as Appendix G is Supplier’s completed Participation Plan outlining its [***] goals and specific and detailed plans to achieve those goals. Supplier will submit an updated Participation Plan annually by the [***]. Supplier will submit [***] Results Reports [***], using the form attached hereto and incorporated herein as Appendix H. Participation Plans and Results Reports will be submitted to AT&T’s Prime Supplier Program Manager.

The parties agree to add the following provision entitled “Affiliates” to the Agreement.

5. Affiliates

Supplier agrees that an Affiliate may transact business under this Agreement and place Orders with Supplier that incorporate the terms and conditions of this Agreement, and that the name “AT&T” is deemed to refer to an Affiliate, when an Affiliate places such an Order with Supplier under this Agreement, or when AT&T places on Order on behalf of an Affiliate, or when an Affiliate otherwise transacts business with Supplier under this Agreement. An Affiliate is solely responsible for its own obligations, including, but not limited to, all charges incurred in connection with such an Order or transaction. Nothing in this Agreement is to be construed to require AT&T to indemnify Supplier, or otherwise assume responsibility, for any acts or omissions of an Affiliate, nor is anything in this Agreement to be construed to require any Affiliate to indemnify Supplier, or to otherwise assume any responsibility for the acts or omissions of AT&T or any other Affiliate.

The terms and conditions of Agreement No. 20000308.10.C in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20000308.10.C to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

AT&T Corp.
by AT&T Enterprise Services, Inc, its authorized representative

By:
Printed Name:	Diana Jones
Title:	Executive Director, Global Strategic Sourcing
Date:

AT&T Services, Inc.
by AT&T Enterprise Services, Inc. its authorized representative

By:
Printed Name:	Diana Jones
Title:	Executive Director, Global Strategic Sourcing
Date:

ACT Teleconferencing, Services, Inc

By:
Printed Name:	Gene Warren
Title:	President
Date:

	Executive/Event					Op Dialed					Reserved ADI
Country	Bridge	TF Transport	CP Transport	Total CP	Total TF	Bridge	TF Transport	CP Transport	Total CP	Total TF	Bridge	TF Transport	CP Transport	Total CP	Total TF
Canada
United States								[***]

Features

Feature Name	Unit Price	Set Up Fee	Available On

[***]

Dial Out Transport Rates

Participant Location	USA
Argentina
Australia
Austria
Belgium
Brazil
Canada
Chile
China
China -Guangdong
China -Hong Kong
China -Shenzen
Denmark
Finland
France
Germany
Indonesia
Ireland
Israel
Italy
Japan
Korea (South)
Luxembourg	[***]
Malaysia
Mexico
Netherlands
New Zealand
Norway
Philippines
Portugal
Russia/Moscow
Saudi Arabia
Singapore
Spain
Sweden
Switzerland
Taiwan
Thailand
United Kingdom
USA
Venezuela
ZONE 1
ZONE 2
ZONE 3
ZONE 4
ZONE 5
ZONE 6

Operator Dial Out Zone Definitions—Standard and Executive Service.

ZONE 1:	ZONE 2:	ZONE 3:	ZONE 5:	ZONE 6:
Albania	Anguilla	Algeria	Afghanastan	Angola	Tanzania
Andorra	Antigua and Barbuda	Libya	Antarctica-Casey	Ascension Island	Togo
Bosnia-Hercegovina	Antilles	Morocco	Bangladesh	Benin	Uganda
Bulgaria	Aruba	Tunisia	Bhutan	Botswana	Zaire
Croatia	Bahamas		Brunei Darussalam	Burkina Faso	Zambia
Cyprus	Barbados	ZONE 4:	Christmas Island	Burundi	Zimbabwe
Czech Republic	Belize	Armenia	Cocos Island	Cameroon
Faroe Islands	Bermuda	Azerbaijan	Cook Islands	Cape Verde Islands
Gibraltar	Bolivia	Bahrain	Diego Garcia	Central African Republic
Greece	Cayman Islands	Belarus	Fiji	Chad
Hungary	Colombia	Estonia	French Polynesia	Comoros
Iceland	Costa Rica	Georgia	Greenland	Congo
Liechtenstein	Cuba	Kazakhstan	Guam	Cote D Ivoire
Macedonia	Dominica	Kuwait	India	Djibouti
Malta	Dominican Republic	Kyrgyzstan	Indonesia	Egypt
Monaco	Ecuador	Latvia	Iran	Equatorial Guinea
Poland	El Salvador	Lithuania	Iraq	Eritrea
Romania	Falkland Islands	Moldova	Jordan	Ethiopia
San Marino	Grenada	Oman	Kiribati	French Guiana
Slovak Republic	Guadeloupe	Qatar	Lebanon	Gabon
Slovenia	Guatemala	South Africa	Macao	Gambia
Turkey	Haiti	Tajikistan	Maldives	Ghana
Vatican City	Honduras	Turkmenistan	Marshall Islands	Guinea
Yugoslavia	Jamaica	Ukraine	Micronesia	Guinea-Bissau
	Martinique	UAE	Mongolia	Guyana
	Montserrat	Uzbekistan	Myanmar	Kenya
	Nicaragua		Nauru	Lesotho
	Panama		Nepal	Liberia
	Paraguay		New Caledonia	Madagascar
	Peru		Niue	Malawi
	Puerto Rico		Norfolk Island	Mali
	St Kitts and Nevis		North Korea	Mauritania
	St Lucia		Northern Marianas	Mauritius
	St Pierre/Miquelon		Pakistan	Mayotte
	St Vincent and Grenadines		Palau	Mozambique
	Suriname		Papua New Guinea	Nambia
	Trinidad and Tobago		Samoa (US)	Niger
	Turks and Caicos Islands		Samoa (Western)	Nigeria
	Uruguay		Solomon Islands	Reunion Islands
	Virgin Islands (US)		Sri Lanka	Rwanda
			Thailand	Sao Tome and Principe
			Tonga	Sengal
			Tuvalu	Syechelles Island
			Vanuatu	Sierra Leone
Somalia
St Helena
Sudan
Swaziland
Syria